--------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 20, 1997
                Date of Report (Date of earliest event reported)

                          U.S. OFFICE PRODUCTS COMPANY
              (Exact name of Registrant Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    0-25372
                             (Commission File No.)

                                   52-1906050
                    (I.R.S. Employer Identification Number)

   1025 THOMAS JEFFERSON STREET, N.W., SUITE 600 EAST, WASHINGTON, D.C. 20007
              (Address of principal executive offices) (Zip Code)

                                 (202) 339-6700
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5--OTHER EVENTS

    On November 20, 1997, U.S. Office Products Company (the "Company") completed the merger (the "Merger") of its wholly owned subsidiary, Santa Fe Acquisition Corp., with and into Mail Boxes Etc. ("MBE"). As a result of the Merger, MBE became a wholly owned subsidiary of the Company. In the Merger, which will be accounted for under the pooling-of-interests method of accounting, the Company exchanged approximately 15.4 million shares of its common stock for all of the issued and outstanding shares of common stock of MBE.

    Set forth below are (i) the Company's audited consolidated financial statements which have been restated to reflect the acquisition of seven businesses during the Company's first fiscal quarter, each of which was accounted for under the pooling-of-interests method of accounting, (ii) the Company's audited supplemental consolidated financial statements which give retroactive effect to the acquisition of MBE, which will be accounted for under the pooling-of-interests method of accounting, and (iii) the audited financial statements of McCollam Printers Limited and Subsidiaries, one of the companies acquired by the Company during its first fiscal quarter.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of U.S. Office Products Company

    In our opinion, based upon our audits and the reports of other auditors, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of U.S. Office Products Company and its subsidiaries at April 26, 1997 and April 30, 1996 and the results of their operations and their cash flows for each of the three fiscal years in the period ended April 26, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain wholly-owned subsidiaries, which statements reflect total revenues of $616.9 million and $323.1 million included in the Company's fiscal years ended April 30, 1996 and 1995, respectively. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for those wholly-owned subsidiaries, is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Minneapolis, Minnesota
June 6, 1997, except as to the first paragraph of Note 4, which is as of July 26, 1997 and the first paragraph of Note 14, which is as of November 6, 1997

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
  School Specialty, Inc.

    We have audited the balance sheets of School Specialty, Inc. (formerly known as EDA Corporation) (the Company) as of December 31, 1995 and 1994, and the related statements of operations, changes in shareholders' deficit and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Milwaukee, Wisconsin
February 2, 1996

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
  The Re-Print Corporation
  Birmingham, Alabama

    We have audited the accompanying balance sheets of the Re-Print Corporation as of December 31, 1995 and 1994, and the related statements of income, stockholders' equity, and cash flows for three years ended December 31, 1995, 1994, and 1993 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Re-Print Corporation at December 31, 1995 and 1994, and the results of its operations and its cash flows for three years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

BDO SEIDMAN, LLP

Atlanta, Georgia
February 8, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
  SFI Corp.

    We have audited the accompanying balance sheet of SFI Corp. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
  Hano Document Printers, Inc.

    We have audited the accompanying balance sheet of Hano Document Printers, Inc. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hano Document Printers, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
  SFI Corp. and Hano Document Printers, Inc.

    We have audited the combined balance sheet of SFI Corp. and Hano Document Printers, Inc. (collectively referred to as the "Companies") as of December 31, 1994, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1994, which are not included herein. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. and Hanco Document Printers, Inc., as of December 31, 1994 and the results of their operations and cash flows for each of the years in the two-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

Bay State Computer Group, Inc.

    We have audited the accompanying balance sheets of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the related statements of earnings and retained earnings, and cash flows for the three years ended March 31, 1996, 1995 and 1994 (none of which are presented herein separately). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the results of its operations and its cash flows for the three years ended March 31, 1996, 1995, and 1994 in conformity with generally accepted accounting principles.

PARENT, MCLAUGHLIN AND NANGLE

Boston, Massachusetts
May 23, 1996, except for Note N
  as to which the date is
  October 14, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
  Data Business Forms Limited

    We have audited the balance sheet of Data Business Forms Limited ("DBF") as of December 31, 1995 and the statements of income and retained earnings and changes in financial position for the period from amalgamation to December 31, 1995. These financial statements are the responsibility of DBF's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of DBF as at December 31, 1995 and the results of its operations and the changes in its financial position for the period from amalgamation to December 31, 1995 in accordance with generally accepted accounting principles.

ERNST & YOUNG

Toronto, Canada,
February 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders and Board of Directors
  Fortran Corp.

    We have audited the accompanying balance sheet of Fortran Corp. as of March 31, 1996, and 1995 and the related statements of earnings, changes in stockholders' equity, and cash flows for the years ended March 31, 1996, 1995, and 1994 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to and above present fairly, in all material respects, the financial position of Fortran Corp. as of March 31, 1996, and 1995 and the results of its operations and its cash flows for three years ended march 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.

    As described in Note 9 to the financial statements, on August 21, 1996, the Company entered into a letter of intent to exchange all of its issued and outstanding shares of common stock for shares of U.S. Office Products Company common stock.

RUBIN, KOEHMSTEDT AND NADLER

Newington, Virginia
June 7, 1996, except for Note 9,
  as to which the date is
  October 24, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
  MTA, Inc.

    We have audited the accompanying consolidated balance sheet of MTA, Inc. (the Company) as of December 31, 1995 and the related statements of income and retained earnings and of cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995. These financial statements are responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MTA, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the period from January 25, 1995, and the results of its operations and its cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Seattle, Washington
September 23, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
  United Envelope Co., Inc.

    We have audited the combined balance sheets of United Envelope Co., Inc. and its affiliate, Rex Envelope Co., Inc., as at December 31, 1995 and 1994, and the related combined statements of income and retained earnings and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As referred to in Note A on "Principles of Combination," the companies, whose financial statements are combined, are related through common ownership and control. In addition, each has pledged certain assets and guaranteed long-term indebtedness of the other as described in the notes to financial statements. In view of their close operating and financial relationship, the preparation of combined financial statements was considered appropriate. The combined statements, however, do not refer to a legal entity and neither of the companies guarantees trade obligations of the other.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of United Envelope Co., Inc. and its affiliates as at December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

HERTZ, HERSON & COMPANY, LLP

New York, New York
March 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
  Huxley Envelope Corporation

    We have audited the accompanying balance sheets of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the related statements of income and retained earnings (accumulated deficit) and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

HERTZ, HERSON & COMPANY LLP

New York, New York
March 4, 1996

                          U.S. OFFICE PRODUCTS COMPANY

                           CONSOLIDATED BALANCE SHEET

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                           APRIL 30,     APRIL 26,      JULY 26,
                                                                              1996          1997          1997
                                                                          ------------  ------------  ------------
                                                                                                      (UNAUDITED)
ASSETS
Current assets:
  Cash and cash equivalents.............................................  $    186,987  $     46,633        52,749
  Accounts receivable, less allowance for doubtful accounts of $6,041,
    $10,383 and $11,489, respectively...................................       253,044       384,742       443,775
  Inventories...........................................................       155,406       285,756       297,390
  Prepaid expenses and other current assets.............................        57,355       104,090        96,261
                                                                          ------------  ------------  ------------
    Total current assets................................................       652,792       821,221       890,175
Property and equipment, net.............................................       132,998       246,700       283,754
Intangible assets, net..................................................       153,294       647,225       720,971
Other assets............................................................        69,893       121,770       119,800
                                                                          ------------  ------------  ------------
    Total assets........................................................  $  1,008,977  $  1,836,916  $  2,014,700
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.......................................................  $    152,322  $    151,248  $    288,982
  Accounts payable......................................................       137,798       208,678       212,316
  Accrued compensation..................................................        26,831        43,152        50,069
  Other accrued liabilities.............................................        39,147        90,487       106,341
                                                                          ------------  ------------  ------------
    Total current liabilities...........................................       356,098       493,565       657,708
Long-term debt..........................................................       233,490       393,842       387,300
Deferred income taxes...................................................        10,141         8,676         8,744
Other long-term liabilities and minority interests......................         7,551         9,734         8,008
                                                                          ------------  ------------  ------------
    Total liabilities...................................................       607,280       905,817     1,061,760
                                                                          ------------  ------------  ------------
Commitments and contingencies

Stockholders' equity:
  Preferred stock, $.001 par value, 500,000 shares authorized, none outstanding.........................................................
  Common stock, $.001 par value 500,000,000 shares authorized,
    81,895,157, 107,058,156 and 109,305,243 shares issued and
    outstanding, respectively...........................................            82           107           109
  Additional paid-in capital............................................       315,872       812,689       852,989
  Cumulative translation adjustment.....................................           770        (5,583)      (44,959)
  Retained earnings.....................................................        84,973       123,886       144,801
                                                                          ------------  ------------  ------------
    Total stockholders' equity..........................................       401,697       931,099       952,940
                                                                          ------------  ------------  ------------
    Total liabilities and stockholders' equity..........................  $  1,008,977  $  1,836,916  $  2,014,700
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                        CONSOLIDATED STATEMENT OF INCOME

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                               FOR THE THREE
                                                        FOR THE FISCAL YEAR ENDED               MONTHS ENDED
                                                 ----------------------------------------  ----------------------
                                                  APRIL 30,     APRIL 30,     APRIL 26,     JULY 27,    JULY 26,
                                                     1995          1996          1997         1996        1997
                                                 ------------  ------------  ------------  ----------  ----------
                                                                                                (UNAUDITED)
Revenues.......................................  $  1,093,634  $  1,739,685  $  2,908,507  $  568,502  $  863,595
Cost of revenues...............................       794,143     1,280,501     2,081,346     409,642     620,336
                                                 ------------  ------------  ------------  ----------  ----------
    Gross profit...............................       299,491       459,184       827,161     158,860     243,259
Selling, general and administrative expenses...       257,004       388,660       674,826     128,626     193,571
Non-recurring acquisition costs................                       8,057        16,245       1,656       4,405
Restructuring costs............................                       3,214         4,395
                                                 ------------  ------------  ------------  ----------  ----------
    Operating income...........................        42,487        59,253       131,695      28,578      45,283
Other (income) expense:
  Interest expense.............................         8,842        20,523        46,302       8,832      10,504
  Interest income..............................        (1,240)       (4,562)       (7,725)     (4,439)       (629)
  Other........................................          (905)         (619)       (3,225)       (169)     (1,482)
                                                 ------------  ------------  ------------  ----------  ----------
Income before provision for income taxes.......        35,790        43,911        96,343      24,354      36,890
Provision for income taxes.....................         4,115         8,221        36,388       7,789      15,948
                                                 ------------  ------------  ------------  ----------  ----------
Income before extraordinary items..............        31,675        35,690        59,955      16,565      20,942
Extraordinary items--losses on early
  termination of credit facilities, net of
  income taxes.................................                         701         1,450
                                                 ------------  ------------  ------------  ----------  ----------
Net income.....................................  $     31,675  $     34,989  $     58,505  $   16,565  $   20,942
                                                 ------------  ------------  ------------  ----------  ----------
                                                 ------------  ------------  ------------  ----------  ----------
Weighted Average Common Shares outstanding.....                      70,991        94,377      86,227     110,160
                                                               ------------  ------------  ----------  ----------
                                                               ------------  ------------  ----------  ----------
Income per share before extraordinary items....                $        .50  $        .64  $      .19  $      .19
Extraordinary items............................                         .01           .02
                                                               ------------  ------------  ----------  ----------
Net income per share...........................                $        .49  $        .62  $      .19  $      .19
                                                               ------------  ------------  ----------  ----------
                                                               ------------  ------------  ----------  ----------
Unaudited pro forma income before extraordinary
  items (see Note 10)..........................  $     20,579  $     22,307  $     52,218  $   12,780  $   20,613
                                                 ------------  ------------  ------------  ----------  ----------
                                                 ------------  ------------  ------------  ----------  ----------
Unaudited pro forma income per share before
  extraordinary items..........................                $        .31  $        .55  $      .15  $      .19
                                                               ------------  ------------  ----------  ----------
                                                               ------------  ------------  ----------  ----------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                COMMON STOCK        ADDITIONAL   CUMULATIVE
                                           -----------------------    PAID-IN    TRANSLATION   RETAINED     TREASURY
                                             SHARES      AMOUNT       CAPITAL    ADJUSTMENT    EARNINGS       STOCK
                                           ----------  -----------  -----------  -----------  -----------  -----------
Balance at April 30, 1994................  40,831,979   $      41    $  28,310    $    (340)   $  62,530    $  (7,562)
  Transactions of Combined Companies upon
    formation of Company:
    Issuance of common stock.............   5,817,000           6           (5)
    Capital contribution.................                                1,500
    Distributions to stockholders........                                                        (11,300)
    Adjustments to stockholders'
      equity.............................                              (12,597)                    5,035        7,562
    Cash dividends.......................                                                           (222)
  Issuance of common stock, net of
    associated expenses in conjunction
    with:
    Initial public offering..............   5,606,250           6       32,684
    Acquisition..........................   1,312,500           1        8,749
  Transactions of Pooled Companies:
    Exercise of warrants and stock
      options............................      20,345                      201
    Capital contributions................                                   69
    Cash dividends.......................                                 (113)                  (16,594)
  Adjustment to conform the year-ends of
    Pooled Companies.....................                                                          2,235
  Cumulative translation adjustments.....                                               207
  Net income.............................                                                         31,675
                                           ----------  -----------  -----------  -----------  -----------  -----------

Balance at April 30, 1995................  53,588,074          54       58,798         (133)      73,359
  Issuances of common stock, net of
    associated expenses in conjunction
    with:
    Public offerings.....................  14,352,067          14      174,723
    Acquisitions.........................  11,120,163          11       68,607
    Capital contributions................                                  500
    Exercise of stock options, including
      tax benefits.......................      95,025                    1,023
  Transactions of Pooled Companies:
    Issuances of common stock for cash
      and repayment of debt..............     872,248           1        8,297
    Capital contributions................      42,019                      811
    Exercise of warrants and stock
      options............................     978,923           1        1,751
    Cash and stock dividends.............     846,638           1        1,362                   (32,273)
  Adjustment to conform the year-ends of
    Pooled Companies.....................                                                          8,898
  Cumulative translation adjustments.....                                               903
  Net income.............................                                                         34,989
                                           ----------  -----------  -----------  -----------  -----------  -----------

Balance at April 30, 1996................  81,895,157          82      315,872          770       84,973

                                               TOTAL
                                           STOCKHOLDERS'
                                              EQUITY
                                           -------------
Balance at April 30, 1994................    $  82,979
  Transactions of Combined Companies upon
    formation of Company:
    Issuance of common stock.............            1
    Capital contribution.................        1,500
    Distributions to stockholders........      (11,300)
    Adjustments to stockholders'
      equity.............................
    Cash dividends.......................         (222)
  Issuance of common stock, net of
    associated expenses in conjunction
    with:
    Initial public offering..............       32,690
    Acquisition..........................        8,750
  Transactions of Pooled Companies:
    Exercise of warrants and stock
      options............................          201
    Capital contributions................           69
    Cash dividends.......................      (16,707)
  Adjustment to conform the year-ends of
    Pooled Companies.....................        2,235
  Cumulative translation adjustments.....          207
  Net income.............................       31,675
                                           -------------
Balance at April 30, 1995................      132,078
  Issuances of common stock, net of
    associated expenses in conjunction
    with:
    Public offerings.....................      174,737
    Acquisitions.........................       68,618
    Capital contributions................          500
    Exercise of stock options, including
      tax benefits.......................        1,023
  Transactions of Pooled Companies:
    Issuances of common stock for cash
      and repayment of debt..............        8,298
    Capital contributions................          811
    Exercise of warrants and stock
      options............................        1,752
    Cash and stock dividends.............      (30,910)
  Adjustment to conform the year-ends of
    Pooled Companies.....................        8,898
  Cumulative translation adjustments.....          903
  Net income.............................       34,989
                                           -------------
Balance at April 30, 1996................      401,697

                          U.S. OFFICE PRODUCTS COMPANY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                COMMON STOCK        ADDITIONAL   CUMULATIVE
                                           -----------------------    PAID-IN    TRANSLATION   RETAINED     TREASURY
                                             SHARES      AMOUNT       CAPITAL    ADJUSTMENT    EARNINGS       STOCK
                                           ----------  -----------  -----------  -----------  -----------  -----------
Balance at April 30, 1996................  81,895,157   $      82    $ 315,872    $     770    $  84,973
  Issuances of common stock, net of
    associated expenses in conjunction
    with:
    Public offering......................  13,023,496          13      275,699
    Direct equity investment.............   1,875,000           2       38,111
    Acquisitions.........................   8,685,450           9      166,071
    Exercise of stock options, including
      tax benefits.......................     197,742                    2,843
    Employee stock purchase plan.........     229,998                    3,145
  Transactions of Pooled Companies:
    Issuances of common stock for
      repayment of debt and payment of
      acquisition expenses...............     409,630                    6,859
    Capital contributions................     160,842                    2,799
    Exercise of warrants and stock
      options............................     478,532           1        1,979
    Retirement of common stock...........     102,309                     (443)                      (34)
    Cash dividends paid and declared.....                                 (246)                  (21,356)
  Adjustment to conform the year-ends of
    Pooled Companies.....................                                                          1,798
  Cumulative translation adjustments.....                                            (6,353)
  Net income.............................                                                         58,505
                                           ----------  -----------  -----------  -----------  -----------  -----------

Balance at April 26, 1997................  107,058,156        107      812,689       (5,583)     123,886

UNAUDITED DATA:
  Issuance of common stock, net of
    associated expenses, in conjunction
    with:
    Acquisitions.........................   1,924,958           2       33,989
    Exercise of stock options, including
      tax benefits.......................     264,436                    2,947
    Employee stock purchase plan.........      57,693                      832
  Transactions of Pooled Companies:
    Capital contributions................                                2,532
  Adjustment to conform the year-ends of
    Pooled Companies.....................                                                            (27)
  Cumulative translation adjustments.....                                           (39,376)
  Net income.............................                                                         20,942
                                           ----------  -----------  -----------  -----------  -----------  -----------

Balance at July 26, 1997 (unaudited).....  109,305,243  $     109    $ 852,989    $ (44,959)   $ 144,801    $  --
                                           ----------  -----------  -----------  -----------  -----------  -----------
                                           ----------  -----------  -----------  -----------  -----------  -----------

                                               TOTAL
                                           STOCKHOLDERS'
                                              EQUITY
                                           -------------
Balance at April 30, 1996................    $ 401,697
  Issuances of common stock, net of
    associated expenses in conjunction
    with:
    Public offering......................      275,712
    Direct equity investment.............       38,113
    Acquisitions.........................      166,080
    Exercise of stock options, including
      tax benefits.......................        2,843
    Employee stock purchase plan.........        3,145
  Transactions of Pooled Companies:
    Issuances of common stock for
      repayment of debt and payment of
      acquisition expenses...............        6,859
    Capital contributions................        2,799
    Exercise of warrants and stock
      options............................        1,980
    Retirement of common stock...........         (477)
    Cash dividends paid and declared.....      (21,602)
  Adjustment to conform the year-ends of
    Pooled Companies.....................        1,798
  Cumulative translation adjustments.....       (6,353)
  Net income.............................       58,505
                                           -------------
Balance at April 26, 1997................      931,099
UNAUDITED DATA:
  Issuance of common stock, net of
    associated expenses, in conjunction
    with:
    Acquisitions.........................       33,991
    Exercise of stock options, including
      tax benefits.......................        2,947
    Employee stock purchase plan.........          832
  Transactions of Pooled Companies:
    Capital contributions................        2,532
  Adjustment to conform the year-ends of
    Pooled Companies.....................          (27)
  Cumulative translation adjustments.....      (39,376)
  Net income.............................       20,942
                                           -------------
Balance at July 26, 1997 (unaudited).....    $ 952,940
                                           -------------
                                           -------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                               FOR THE THREE
                                                           FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                       ----------------------------------  ----------------------
                                                       APRIL 30,   APRIL 30,   APRIL 26,    JULY 27,    JULY 26,
                                                          1995        1996        1997        1996        1997
                                                       ----------  ----------  ----------  ----------  ----------
                                                                                                (UNAUDITED)
Cash flows from operating activities:
  Net income.........................................  $   31,675  $   34,989  $   58,505  $   16,565  $   20,942
  Adjustment to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization expense............      15,041      22,207      50,369       8,076      16,862
    Non-recurring acquisition costs..................                   8,057      16,245       1,657       4,405
    Unrealized foreign currency gain.................                              (3,420)
    Deferred income taxes............................        (187)       (113)     (3,310)
    Extraordinary loss...............................                     701       1,450
    Equity in net income of affiliate................                                (782)                   (425)
    Stock issued to pay certain acquisition
      expenses.......................................                                 500
    Changes in current assets and liabilities (net of
      assets acquired and liabilities assumed in
      business combinations accounted for under the
      purchase method):
      Accounts receivable............................     (33,254)     (9,136)    (29,290)    (22,428)    (42,239)
      Inventory......................................      (3,679)      1,666      (3,983)     (1,665)       (429)
      Prepaid expenses and other current assets......      (2,511)    (24,062)    (11,491)     (1,543)      7,874
      Accounts payable...............................      12,444       5,830     (30,887)      9,216      (5,102)
      Accrued liabilities............................       6,532       4,667       5,953       6,096       7,113
                                                       ----------  ----------  ----------  ----------  ----------
        Net cash provided by operating activities....      26,061      44,806      49,859      15,974       9,001
                                                       ----------  ----------  ----------  ----------  ----------
Cash flows from investing activities:
  Cash paid in acquisitions, net of cash received....     (18,099)   (130,178)   (354,811)   (205,458)   (109,086)
  Investment in affiliate............................                             (41,270)
  Payments of non-recurring acquisition costs........                  (7,283)    (13,588)     (1,657)     (2,651)
  Additions to property and equipment, net of
    disposals........................................     (14,265)    (27,916)    (53,671)    (12,607)    (16,508)
  Cash received on sale of assets....................                                                       8,409
  Other..............................................         314      (4,633)     (1,927)     (2,404)      1,624
                                                       ----------  ----------  ----------  ----------  ----------
        Net cash used in investing activities........     (32,050)   (170,010)   (465,267)   (222,126)   (118,212)
                                                       ----------  ----------  ----------  ----------  ----------

                          U.S. OFFICE PRODUCTS COMPANY

                                 (IN THOUSANDS)

                                                                                               FOR THE THREE
                                                           FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                       ----------------------------------  ----------------------
                                                       APRIL 30,   APRIL 30,   APRIL 26,    JULY 27,    JULY 26,
                                                          1995        1996        1997        1996        1997
                                                       ----------  ----------  ----------  ----------  ----------
                                                                                                (UNAUDITED)
Cash flows from financing activities:
  Proceeds from issuance of common stock.............  $   32,891  $  181,530  $  320,543  $    3,582  $    2,807
  Proceeds from issuance of long-term debt...........      13,150     208,446     228,901     225,555         419
  Payments of long-term debt.........................     (12,428)    (24,960)   (221,094)    (57,736)     (5,762)
  Proceeds from (payments of) short-term debt, net...       5,930     (59,189)    (32,327)    (31,900)    119,608
  Payment to terminate credit facility...............                    (579)     (1,235)
  Payments of dividends at Pooled Companies..........     (16,648)    (22,422)    (20,042)     (5,126)     (1,319)
  Capital contributed by stockholders of Pooled
    Companies........................................          69         811       2,799       1,208
  Net change in cash due to conforming fiscal
    year-ends of certain Pooled Companies............         601      (1,221)     (1,951)        301         (27)
  Payments to stockholders of Combined Companies.....     (11,300)
  Capital contribution by Combined Company
    stockholder......................................       1,500         500
                                                       ----------  ----------  ----------  ----------  ----------
        Net cash provided by financing activities....      13,765     282,916     275,594     135,884     115,726
                                                       ----------  ----------  ----------  ----------  ----------
Effect of exchange rates on cash and cash
  equivalents........................................        (180)        267        (540)        155        (399)
Net increase (decrease) in cash and cash
  equivalents........................................       7,596     157,979    (140,354)    (70,113)      6,116
Cash and cash equivalents at beginning of period.....      21,412      29,008     186,987     186,987      46,633
                                                       ----------  ----------  ----------  ----------  ----------
Cash and cash equivalents at end of period...........  $   29,008  $  186,987  $   46,633  $  116,874  $   52,749
                                                       ----------  ----------  ----------  ----------  ----------
                                                       ----------  ----------  ----------  ----------  ----------
Supplemental disclosures of cash flow information:
  Interest paid......................................  $   13,527  $   12,713  $   41,353  $    3,393  $    2,854
  Income taxes paid..................................  $    8,385  $    9,255  $   29,220  $    2,811  $    9,833

                          U.S. OFFICE PRODUCTS COMPANY

                                 (IN THOUSANDS)

    The Company issued common stock, notes payable and cash in connection with certain business combinations in fiscal years ended April 30, 1995, 1996, 1997 and for the three months ended July 27, 1996 and July 26, 1997. The fair values of the assets and liabilities of the acquired companies at the dates of the acquisitions are presented as follows:

                                                                                               FOR THE THREE
                                                           FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                      -----------------------------------  ----------------------
                                                      APRIL 30,   APRIL 30,    APRIL 26,    JULY 27,    JULY 26,
                                                        1995        1996         1997         1996        1997
                                                      ---------  -----------  -----------  ----------  ----------
                                                                                                (UNAUDITED)
Accounts receivable.................................  $  23,462  $    93,741  $   105,538  $   51,941  $   21,918
Inventories.........................................     20,074       68,861      122,917      84,987      17,773
Prepaid expenses and other current assets...........      1,779        9,740       23,344       5,706       2,686
Property and equipment..............................      5,459       57,372       95,615      74,144      39,513
Intangible assets...................................     21,079      127,870      506,386     252,250     104,189
Other assets........................................        339       56,529        7,847       2,027       1,164
Short-term debt.....................................    (15,038)    (106,672)     (24,895)    (65,695)     (4,417)
Accounts payable....................................    (15,627)     (48,825)    (103,851)    (56,886)    (13,293)
Accrued liabilities.................................     (4,958)     (21,554)     (55,477)     (9,668)    (10,575)
Long-term debt......................................     (6,283)     (17,950)    (155,237)    (73,622)    (14,795)
Other long-term liabilities and minority interest...       (437)     (12,175)      (1,296)     (2,721)     (1,086)
                                                      ---------  -----------  -----------  ----------  ----------
        Net assets acquired.........................  $  29,849  $   206,937  $   520,891  $  262,463  $  143,077
                                                      ---------  -----------  -----------  ----------  ----------
                                                      ---------  -----------  -----------  ----------  ----------

    The acquisitions were funded as follows:

Common stock..............................  $   8,750  $  68,618  $ 166,080  $  57,005  $  33,991
Debt......................................      3,000      8,141
Cash......................................     18,099    130,178    354,811    205,458    109,086
                                            ---------  ---------  ---------  ---------  ---------
                                            $  29,849  $ 206,937  $ 520,891  $ 262,463  $ 143,077
                                            ---------  ---------  ---------  ---------  ---------
                                            ---------  ---------  ---------  ---------  ---------

Noncash transactions:

- During fiscal 1996 and 1997, the Company issued 291,671 and 384,630 shares of common stock, respectively, to repay $2,470 and $6,359 of indebtedness, respectively.

- During fiscal 1996 and 1997, the Company recorded additional paid-in capital of approximately $426 and $1,250, respectively, related to the tax benefit on stock options exercised.

- During fiscal 1996, one Pooled Company converted $1,385 or debt to common stock.

- During fiscal 1996, one Pooled Company paid a dividend of $9,851 through the issuance of 846,637 shares of common stock.

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 1--BUSINESS ORGANIZATION

    U.S. Office Products Company ("U.S. Office Products" and the "Company") was founded in October 1994. The Company is a supplier of a broad range of office and educational products and business services to corporate, commercial, educational and industrial customers. The Company operates throughout the United States, as well as New Zealand, Australia and Canada and, through a 49%-owned affiliate, in the United Kingdom.

NOTE 2--FORMATION OF COMPANY

    Concurrent with the closing of its initial public offering in February 1995, the Company acquired four companies (the "Combined Companies") for a combination of its common stock and cash and acquired two companies in business combinations accounted for under the purchase method. Because of the substantial ongoing interest of the stockholders of the Combined Companies in U.S. Office Products, the assets and liabilities of the Combined Companies were combined on an historical cost basis. The capital stock of the Combined Companies is included in additional paid-in capital.

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying consolidated financial statements and related notes to consolidated financial statements include the accounts of U.S. Office Products, the Combined Companies and the companies acquired in business combinations accounted for under the purchase method (the "Purchased Companies") from their respective acquisition dates and give retroactive effect to the results of the companies acquired in business combinations accounted for under the pooling-of-interests method (the "Pooled Companies") for all periods presented.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFINITION OF FISCAL YEAR

    As used in these consolidated financial statements and related notes to consolidated financial statements, "fiscal 1995, "fiscal 1996", "fiscal 1997", "first quarter of fiscal 1997" and "first quarter of fiscal 1998" refer to the Company's fiscal years ended April 30, 1995 and 1996, April 26, 1997 and its three months ended July 27, 1996 and July 26, 1997, respectively. On August 20, 1996, the Company's Board of Directors approved a change in the Company's fiscal year-end, effective for the 1997 fiscal year, from April 30 to the last Saturday in April.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries. Investments in less than 50% owned entities are accounted for under the equity method. All significant intercompany transactions and accounts are eliminated in consolidation.

CASH AND CASH EQUIVALENTS

    The Company considers temporary cash investments with original maturities of three months or less from the date of purchase to be cash equivalents.

CONCENTRATION OF CREDIT RISK

    Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. Receivables arising from sales to customers are not collateralized and, as a result, management continually monitors the financial condition of its customers to reduce the risk of loss.

INVENTORIES

    Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis and consist primarily of products held for sale.

PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost. Additions and improvements are capitalized. Maintenance and repairs are expensed as incurred. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the respective assets. The estimated useful lives range from 25 to 40 years for buildings and its components and 3 to 15 years for furniture, fixtures and equipment. Property and equipment leased under capital leases is being amortized over the lesser of its useful life or its lease terms.

INTANGIBLE ASSETS

    Intangible assets consist primarily of goodwill, which represents the excess of cost over the fair value of assets acquired in business combinations accounted for under the purchase method. Substantially all goodwill is amortized on a straight line basis over an estimated useful life of 40 years. Management periodically evaluates the recoverability of goodwill, which would be adjusted for a permanent decline in value, if any, by comparing anticipated undiscounted future cash flows from operations to net book value.

TRANSLATION OF FOREIGN CURRENCIES

    Balance sheet accounts of foreign subsidiaries are translated using the year-end exchange rate, and statement of income accounts are translated using the average exchange rate for the year. Translation adjustments are recorded as a separate component of stockholders' equity.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DERIVATIVE FINANCIAL INSTRUMENTS

    The Company's wholly-owned foreign subsidiary has entered into forward foreign currency exchange contracts (the "Exchange Contracts") with counterparties to hedge the exposure of foreign currency fluctuations to the extent permissible by hedge accounting requirements. At April 26, 1997, the Exchange Contracts, in the notional amount of $3,319, hedge certain foreign currency denominated assets. The Exchange Contracts generally have maturity dates of 60 days or less. Discounts or premiums on the Exchange Contracts are amortized over the life of the contracts.

    The Company's wholly-owned foreign subsidiary also entered into interest rate swap agreements (the "Swap Agreements") with counterparties to convert the interest rates associated with certain outstanding debt from variable rates to fixed rates. The notional amount of the Swap Agreements was $43,000 at April 30, 1996. During fiscal 1997, the Swap Agreements were terminated resulting in a loss of $117.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of the Company's financial instruments has been determined using the following methods and assumptions:

    - The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate fair value;

    - The fair values of the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003 are based on quoted market prices;

    - The carrying amounts of the Company's debt, other than the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003, approximate fair value, estimated by discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

INCOME TAXES

    Income taxes have been computed utilizing the asset and liability approach which requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Certain companies acquired in pooling-of-interests transactions elected to be taxed as Subchapter S corporations, and accordingly, no federal income taxes were recorded by those companies for periods prior to their acquisition by U.S. Office Products.

TAXES ON UNDISTRIBUTED EARNINGS

    No provision is made for U.S. income taxes on earnings of subsidiary companies which the Company controls but does not include in the consolidated federal income tax return since it is management's practice and intent to permanently reinvest the earnings of these subsidiaries.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
REVENUE RECOGNITION

    Revenue is recognized upon the delivery of products or upon the completion of services provided to customers as no additional obligations to the customers exist. Returns of the Company's product are considered immaterial. The Company also leases equipment to customers under both short-term and long-term lease agreements. Revenue related to short-term leases is recognized on a monthly basis over the life of the lease. Certain long-term leases qualify as sales-type leases and, accordingly, the present value of the future lease payments are recognized as income upon delivery of the equipment to the customer.

COST OF REVENUES

    Vendor rebates are recognized on an accrual basis in the period earned and are recorded as a reduction to cost of revenues. Delivery and occupancy costs are included in cost of revenues.

NON-RECURRING ACQUISITION COSTS

    Non-recurring acquisition costs represent acquisition costs incurred by the Company in business combinations accounted for under the pooling-of-interests method. These costs include legal and accounting fees, investment banking fees, recognition of transaction related obligations and various other acquisition related costs.

RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees in accordance with EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in Restructuring)."

ACCRUED ACQUISITION COSTS

    The Company accrues the direct external costs incurred in conjunction with the consummation of business combinations and the costs incurred to consolidate acquired operations into existing Company facilities, including the external costs and liabilities to close redundant facilities and severance and relocation costs related to the acquired entity's employees in accordance with EITF Issue No. 95-3, "Recognition of Liabilities in Connection with a Purchase Business Combination."

NET INCOME PER SHARE

    Net income per share for fiscal 1996, fiscal 1997, first quarter of fiscal 1997 and first quarter of fiscal 1998 is calculated by dividing net income by the weighted average number of common shares outstanding during the periods including common stock equivalents, if dilutive. Net income per share for fiscal 1995 has not been presented as it is not considered meaningful due to the acquisitions of the Combined Companies and the Company's initial public offering in conjunction with the formation of the Company during fiscal 1995.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
NEW ACCOUNTING PRONOUNCEMENTS

    The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. The adoption of SFAS 121 did not have a material effect on the Company's consolidated operating results or financial position.

    The Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation," during fiscal 1997. Under the provisions of SFAS 123, companies can elect to account for stock-based compensation plans using a fair-value based method or continue measuring compensation expense for those plans using the intrinsic value method prescribed in APB Opinion No. 25. The Company has elected to continue using the intrinsic value method to account for stock-based compensation plans. Pro forma disclosures of net income and net income per share, as if the fair value-based method of accounting defined in SFAS 123 has been applied, are presented in Note 14.

    In February 1997, the Financial Accounting Standards Board issued SFAS No. 128, "Earnings Per Share." This Statement establishes standards for computing and presenting earnings per share ("EPS"). SFAS 128 simplifies the standards for computing EPS and makes the presentation comparable to international EPS standards by replacing the presentation of primary EPS with a presentation of basic EPS. It also requires dual presentation of basic and diluted EPS on the face of the income statement. Basic EPS excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. This Statement is required to be adopted by the Company during fiscal 1998.

UNAUDITED INTERIM FINANCIAL DATA

    In the opinion of management, the Company has made all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial condition of the Company as of July 26, 1997 and the results of operations and of cash flows for the three months ended July 27, 1996 and July 26, 1997, as presented in the accompanying unaudited consolidated financial data.

NOTE 4--BUSINESS COMBINATIONS

POOLING-OF-INTERESTS METHOD

    In first quarter of fiscal 1998, the Company issued 2,615,889 shares of common stock to acquire seven companies (the "1998 Poolings") in business combinations accounted for under the pooling-of-interests method. Certain of the Pooled Companies previously reported on fiscal years ending other than April 25, 1998.

    In fiscal 1996 and 1997, the Company issued 12,661,278 and 33,163,164 shares of common stock, respectively, to acquire 14 (the "1996 Poolings") and 40 (the "1997 Poolings") companies, respectively, in business combinations accounted for under the pooling-of-interests method. The Company's consolidated financial statements give retroactive effect to the acquisitions of the Pooled Companies for all periods

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 4--BUSINESS COMBINATIONS (CONTINUED) presented. Certain of the Pooled Companies previously reported on fiscal years ending other than April 30, 1996 and April 26, 1997.

    Commencing on May 1, 1995 and 1996 and April 27, 1997, the year-ends of the 1996 Poolings, the 1997 Poolings and the 1998 Poolings were changed to April 30, 1996, April 26, 1997 and April 25, 1998, respectively, resulting in adjustments to retained earnings of $2,235, $8,898, $1,798 and $(27) during fiscal 1995, fiscal 1996, fiscal 1997 and first quarter of 1998, respectively. Following is a summary of the results related to the adjustments to retained earnings:

                                                  FOR THE FISCAL YEAR ENDED       FOR THE THREE
                                               --------------------------------   MONTHS ENDED
                                               APRIL 30,  APRIL 30,   APRIL 26,     JULY 26,
                                                 1995        1996       1997          1997
                                               ---------  ----------  ---------  ---------------
                                                                                   (UNAUDITED)
Revenues.....................................  $  55,126  $  245,737  $  20,380     $    (658)
Costs and expenses...........................     52,891     236,839     18,582          (631)
                                               ---------  ----------  ---------         -----
    Net adjustment...........................  $   2,235  $    8,898  $   1,798     $     (27)
                                               ---------  ----------  ---------         -----
                                               ---------  ----------  ---------         -----

    The following presents the separate results, in each of the periods presented, of U.S. Office Products (excluding the results of Pooled Companies prior to the dates on which they were acquired), and the Pooled Companies up to the dates on which they were acquired:

                                                      U.S. OFFICE      POOLED
                                                        PRODUCTS     COMPANIES      COMBINED
                                                      ------------  ------------  ------------
For the year ended April 30, 1995
  Revenues..........................................  $    120,479  $    973,155  $  1,093,634
  Net income........................................  $      1,514  $     30,161  $     31,675
For the year ended April 30, 1996
  Revenues..........................................  $    488,670  $  1,251,015  $  1,739,685
  Net income........................................  $      7,828  $     27,161  $     34,989
For the year ended April 26, 1997
  Revenues..........................................  $  2,175,170  $    733,337  $  2,908,507
  Net income........................................  $     36,246  $     22,259  $     58,505
For the three months ended July 27, 1996
  (unaudited):
  Revenues..........................................  $    316,351  $    252,151  $    568,502
  Net income........................................  $      6,034  $     10,531  $     16,565
For the three months ended July 26, 1997
  (unaudited):
  Revenues..........................................  $    846,960  $     16,635  $    863,595
  Net income........................................  $     23,740  $     (2,798) $     20,942

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 4--BUSINESS COMBINATIONS (CONTINUED)
PURCHASE METHOD

    In fiscal 1995, in addition to the acquisitions of the Combined Companies, the Company made six acquisitions accounted for under the purchase method for an aggregate purchase price of $29,849, consisting of $18,099 of cash, $3,000 of notes payable and 1,312,500 shares of common stock with a market value of $8,750. The total assets related to these six acquisitions were $72,192, including goodwill of $21,079. The results of these acquisitions have been included in the Company's results form their respective dates of acquisition.

    In fiscal 1996, the Company made 34 acquisitions accounted for under the purchase method for an aggregate purchase price of $206,937, consisting of $130,178 of cash, $8,141 of debt and 11,120,163 shares of common stock with a market value of $68,618. The total assets related to these 34 acquisitions were $414,113, including goodwill of $127,870. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    In fiscal 1997, the Company made 77 acquisitions accounted for under the purchase method for an aggregate purchase price of $520,891 consisting of $354,811 of cash, and 8,685,450 shares of common stock with a market value of $166,080. The total assets related to these 77 acquisitions were $861,647, including goodwill of $506,386. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    The following presents the unaudited pro forma results of operations of the Company for the fiscal years ended April 30, 1996 and April 26, 1997 and includes the Company's consolidated financial statements, which give retroactive effect to the acquisitions of the Pooled Companies for all periods presented, and the results of the Purchased Companies as if all such purchase acquisitions had been made at the beginning of fiscal 1996. The results presented below include certain pro forma adjustments to reflect the amortization of intangible assets, adjustments in executive compensation and the inclusion of a federal income tax provision on all earnings:

                                                                    FOR THE FISCAL YEAR ENDED
                                                                    --------------------------
                                                                     APRIL 30,     APRIL 26,
                                                                        1996          1997
                                                                    ------------  ------------
Revenues..........................................................  $  3,147,862  $  3,298,415
Income before extraordinary items.................................        49,983        74,254
Net income........................................................        49,282        72,804
Income per share before extraordinary items.......................           .46           .68
Net income per share..............................................           .46           .67

    The unaudited pro forma results of operations are prepared for comparative purposes only and do not necessarily reflect the results that would have occurred had the acquisitions occurred at the beginning of fiscal 1996 or the results which may occur in the future.

EQUITY INVESTMENT IN AFFILIATE

    In November 1996, the Company acquired a 49% equity interest in Dudley Stationery Limited ("Dudley"), which is being accounted for under the equity method. Under the terms of the agreement, the Company agreed to invest approximately $80 million for working capital into Dudley over a two-year period. The Company has currently invested approximately $41.3 million of the total $80 million in Dudley.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 5--ACCRUED ACQUISITION COSTS

    In conjunction with the acquisitions of the fiscal 1997 Purchased Companies, the Company accrued the direct external costs incurred in conjunction with the consummation of the acquisitions and the costs to consolidate acquired operations into existing Company facilities, including the external costs associated with closing redundant facilities of acquired companies, and severance and relocation costs related to the acquired companies' employees.

    As of the consummation date of the acquisition, the Company begins to assess and formulate a plan to exit activities of the acquired companies. Typically, this involves evaluating the facilities of the Company and the acquired companies in the specific geographic areas, determining which of the acquired facilities will be exited and identifying employee groups that will be terminated or relocated. In most cases, the facilities are closed and the employees terminated within one year of the completion of the plan.

    The following table sets forth the Company's accrued acquisition costs for the periods ended April 30, 1996, April 26, 1997 and July 26, 1997:

                                                             EMPLOYEE     DISPOSAL OF
                                               REDUNDANT    SEVERANCE &    ASSETS &
                                              FACILITIES    RELOCATION       OTHER       TOTAL
                                              -----------  -------------  -----------  ---------
Balance at April 30, 1996...................   $  --         $  --         $  --       $  --
  Additions.................................       1,593         2,484         6,712      10,789
                                              -----------       ------    -----------  ---------
Balance at April 26, 1997...................       1,593         2,484         6,712      10,789
  Additions.................................                     1,442         3,244       4,686
  Utilizations..............................        (111)          (87)       (4,197)     (4,395)
                                              -----------       ------    -----------  ---------
Balance at July 26, 1997 (unaudited)........   $   1,482     $   3,839     $   5,759   $  11,080
                                              -----------       ------    -----------  ---------
                                              -----------       ------    -----------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 6--RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees. The following table sets forth the Company's accrued restructuring costs for the periods ended April 30, 1996, April 26, 1997 and July 26, 1997:

                                            FACILITY       SEVERANCE    OTHER ASSET
                                           CLOSURE AND        AND       WRITE-DOWNS
                                          CONSOLIDATION  TERMINATIONS    AND COSTS     TOTAL
                                          -------------  -------------  -----------  ---------
Balance at April 30 1995
  Additions.............................    $     641      $     469     $   2,104   $   3,214
  Utilizations..........................                                      (682)       (682)
                                               ------          -----    -----------  ---------
Balance at April 30, 1996...............          641            469         1,422       2,532
  Additions.............................        1,337            308         2,750       4,395
  Utilizations..........................         (943)          (698)       (3,615)     (5,256)
                                               ------          -----    -----------  ---------
Balance at April 26, 1997...............        1,035             79           557       1,671
  Utilizations..........................         (146)           (62)           (3)       (211)
                                               ------          -----    -----------  ---------
Balance at July 26, 1997 (unaudited)....    $     889      $      17     $     554   $   1,460
                                               ------          -----    -----------  ---------
                                               ------          -----    -----------  ---------

NOTE 7--PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                       APRIL 30,    APRIL 26,
                                                                          1996        1997
                                                                       ----------  -----------
Land.................................................................  $    8,024  $    35,184
Buildings............................................................      47,382       60,757
Furniture and fixtures...............................................      90,703      194,278
Warehouse equipment..................................................      44,905       31,443
Equipment under capital leases.......................................       7,174       13,164
Leasehold improvements...............................................      13,313       23,672
                                                                       ----------  -----------
                                                                          211,501      358,498
Less: Accumulated depreciation.......................................     (78,503)    (111,798)
                                                                       ----------  -----------
Net property and equipment...........................................  $  132,998  $   246,700
                                                                       ----------  -----------
                                                                       ----------  -----------

    Depreciation expense for fiscal years 1995, 1996 and 1997 was $12,009, $16,011 and $32,645, respectively.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 8--INTANGIBLE ASSETS

    Intangible assets consist of the following:

                                                          APRIL 30,   APRIL 26,    JULY 26,
                                                             1996        1997        1997
                                                          ----------  ----------  -----------
                                                                                  (UNAUDITED)
Goodwill................................................  $  147,639  $  655,856   $ 730,656
Other...................................................      15,386      14,346      17,927
                                                          ----------  ----------  -----------
                                                             163,025     670,202     748,583
Less: Accumulated amortization..........................      (9,731)    (22,977)    (27,612)
                                                          ----------  ----------  -----------
    Net Intangible Assets...............................  $  153,294  $  647,225   $ 720,971
                                                          ----------  ----------  -----------
                                                          ----------  ----------  -----------

    Amortization expense for fiscal years 1995, 1996 and 1997 was $1,640, $5,518 and $14,546, respectively, and $5,653 for the three months ended July 26, 1997.

NOTE 9--CREDIT FACILITIES

SHORT-TERM DEBT

    Short-term debt consists of the following:

                                                                        APRIL 30,   APRIL 26,
                                                                           1996        1997
                                                                        ----------  ----------
Credit facilities with banks, average interest rates of 7.8% at April
  30, 1996 and 7.6% at April 26, 1997.................................  $   26,197     140,090
Annual renewal loans provided by banks and other financial
  institutions of foreign subsidiary secured by lease receivables of foreign subsidiary. Interest rates ranging from 7.8% to 10.2% at
  April 30, 1996......................................................      89,456
Bank lines of credit of foreign subsidiary operations secured by assets of those operations. Interest rates ranging from 9.2% to 9.8%
  at April 30, 1996.                                                        12,731
Other.................................................................       6,780       2,060
Current maturities of long-term debt..................................      17,158       9,098
                                                                        ----------  ----------
    Total short-term debt.............................................  $  152,322  $  151,248
                                                                        ----------  ----------
                                                                        ----------  ----------

    The Company currently has an agreement under which a syndicate of financial institutions, led by Bankers Trust Company, as Agent (the "Bank"), is providing the Company with a $500 million credit facility (the "Credit Facility") bearing interest, at the Company's option, at the Bank's base rate plus an applicable margin of up to 1.25%, or a eurodollar rate plus an applicable margin of up to 2.5%. The availability under the Credit Facility is subject to certain sublimits including $100 million for working capital loans and $400 million for acquisition loans. The Credit Facility is secured by a majority of the assets of the Company and its subsidiaries and contains customary covenants, including financial covenants with respect to the Company's consolidated leverage and interest coverage ratios, capital expenditures, payment of dividends and purchases and sales of assets, and customary default provisions, including

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 9--CREDIT FACILITIES (CONTINUED)
provisions related to non-payment of principal and interest, default under other debt agreements and bankruptcy. The Company was in compliance with or obtained waivers relating to these covenants at April 26, 1997. At April 26, 1997, the balance outstanding under the Credit Facility was $140,090 and included five eurodollar contracts, expiring within 30 days, totaling $105,000 at an average interest rate of 7.2%.

LONG-TERM DEBT

    Long-term debt consists of the following:

                                                                        APRIL 30,   APRIL 26,
                                                                           1996        1997
                                                                        ----------  ----------
Convertible Subordinated Notes due 2003, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $31.60 per share, subject to
  adjustment in certain events........................................              $  230,000
Convertible Subordinated Notes due 2001, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $19.00 per share, subject to
  adjustment in certain events........................................  $  143,750     143,750
Notes payable, secured by certain assets of the Company, interest rates ranging from 8.0% to 10.0%, maturities from October 1996
  through 2003........................................................      38,341       1,782
Other.................................................................      56,706      20,374
Capital lease obligations.............................................      11,851       7,034
                                                                        ----------  ----------
                                                                           250,648     402,940
Less: Current maturities of long-term debt............................     (17,158)     (9,098)
                                                                        ----------  ----------
    Total long-term debt..............................................  $  233,490  $  393,842
                                                                        ----------  ----------
                                                                        ----------  ----------

    The 5 1/2% Convertible Subordinated Notes due 2003 (the "2003 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after May 22, 1998, but may not be redeemed prior to May 15, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2003 Notes are included in other assets and are being amortized over the seven year period of maturity. The fair value of the 2003 Notes at April 26, 1997, based upon quoted market prices, totaled $184,000.

    The 5 1/2% Convertible Subordinated Notes due 2001 (the "2001 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after February 3, 1998, but may not be redeemed prior to February 2, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2001 Notes are included in other assets and are being amortized over the five year period of maturity. The fair value of the 2001 Notes at April 26, 1997, based upon quoted market prices, totaled $147,344.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 9--CREDIT FACILITIES (CONTINUED)
MATURITIES OF LONG-TERM DEBT

    Maturities on long-term debt, including capital lease obligations, are as follows:

1998......................................................  $   9,098
1999......................................................     10,492
2000......................................................      2,296
2001......................................................    144,989
2002......................................................        940
Thereafter................................................    235,125
                                                            ---------
  Total maturities of long-term debt......................  $ 402,940
                                                            ---------
                                                            ---------

NOTE 10--INCOME TAXES

    Domestic and foreign income before provision for income taxes and extraordinary items consist of the following:

                                                                  FOR THE FISCAL YEAR ENDED
                                                               -------------------------------
                                                               APRIL 30,  APRIL 30,  APRIL 26,
                                                                 1995       1996       1997
                                                               ---------  ---------  ---------
Domestic.....................................................  $  33,597  $  39,478  $  68,578
Foreign......................................................      2,193      4,433     27,765
                                                               ---------  ---------  ---------
  Total......................................................  $  35,790  $  43,911  $  96,343
                                                               ---------  ---------  ---------
                                                               ---------  ---------  ---------

    The provision for income taxes consists of:

                                                                     FOR THE FISCAL YEAR ENDED
                                                                -----------------------------------
                                                                 APRIL 30,    APRIL 30,   APRIL 26,
                                                                   1995         1996        1997
                                                                -----------  -----------  ---------
Income taxes currently payable:
  Federal.....................................................   $   2,789    $   6,890   $  24,164
  State.......................................................         704          608       3,797
  Foreign.....................................................         809          836      11,737
                                                                -----------  -----------  ---------
                                                                     4,302        8,334      39,698
                                                                -----------  -----------  ---------
Deferred income tax expense (benefit).........................        (187)        (113)     (3,310)
                                                                -----------  -----------  ---------
    Total provision for income taxes..........................   $   4,115    $   8,221   $  36,388
                                                                -----------  -----------  ---------
                                                                -----------  -----------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 10--INCOME TAXES (CONTINUED)
    Deferred taxes are comprised of the following:

                                                                          APRIL 30,   APRIL 26,
                                                                             1996       1997
                                                                          ----------  ---------
Current deferred tax assets:
  Inventory.............................................................  $    1,280  $   1,293
  Allowance for doubtful accounts.......................................       1,516      2,345
  Net operating loss carryforward.......................................       3,192      3,192
  Accrued liabilities...................................................       3,289      3,860
                                                                          ----------  ---------
    Total current deferred tax assets...................................       9,277     10,690
                                                                          ----------  ---------
Long-term deferred tax liabilities:
  Property and equipment................................................      (5,087)    (4,560)
  Intangible assets.....................................................        (441)      (670)
  Internal Revenue Service tax assessment...............................      (3,383)    (3,383)
  Other.................................................................      (1,230)       (63)
                                                                          ----------  ---------
    Total long-term deferred tax liabilities............................     (10,141)    (8,676)
                                                                          ----------  ---------
    Subtotal............................................................        (864)     2,014
    Valuation allowance.................................................      (5,468)
                                                                          ----------  ---------
    Net deferred tax asset (liability)..................................  $   (6,332) $   2,014
                                                                          ----------  ---------
                                                                          ----------  ---------

    At April 30, 1996, a valuation allowance had been recorded, related to deferred tax assets of a Pooled Company, including net operating loss carryforwards. Based upon the improved profitability of this Pooled Company during fiscal 1997, the valuation allowance was reversed resulting in a lower provision for income taxes.

    The Internal Revenue Service ("IRS") tax assessment relates to the deferral of a gain on the sale of land and a building by a subsidiary of the Company. The IRS has determined that a portion of the gain recorded by the subsidiary does not qualify for deferral and has assessed the Company additional taxes. The subsidiary has recorded a deferred tax liability, including interest, as a result of the assessment. The Company has filed an appeal with the IRS relating to the above assessment; however, the IRS has not yet responded to the appeal.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 10--INCOME TAXES (CONTINUED)
    The Company's effective income tax rate varied from the U.S. federal statutory tax rate as follows:

                                                                       FOR THE FISCAL YEAR ENDED
                                                                 -------------------------------------
                                                                  APRIL 30,    APRIL 30,    APRIL 26,
                                                                    1995         1996         1997
                                                                 -----------  -----------  -----------
U.S. federal statutory rate....................................        35.0%        35.0%        35.0%
State income taxes, net of federal income tax benefit..........         4.1          5.9          2.9
Subchapter S corporation income not subject to corporate level
  taxation.....................................................       (31.0)       (30.5)        (8.1)
Foreign earnings not subject to U.S. taxes.....................                     (0.6)         2.0
Minority interest in foreign taxes.............................                      2.5
Nondeductible goodwill.........................................         1.4          2.6          3.1
Nondeductible acquisition costs................................                      1.1          5.3
Reversal of valuation allowance................................                                  (5.8)
Other..........................................................         2.0          2.7          3.3
                                                                      -----        -----          ---
Effective income tax rate......................................        11.5%        18.7%        37.7%
                                                                      -----        -----          ---
                                                                      -----        -----          ---

    One Combined Company and certain Pooled Companies were organized as subchapter S corporations prior to the closing of their acquisitions by the Company and, as a result, the federal tax on their income was the responsibility of their individual stockholders. Accordingly, the Combined Company and the specific Pooled Companies provided no federal income tax expense prior to these acquisitions by the Company.

    The following unaudited pro forma income tax information is presented in accordance with SFAS 109 as if the Combined Company and the specific Pooled Companies had been subject to federal income taxes for the entire periods presented.

                                                                          FOR THE THREE MONTHS
                                            FOR THE FISCAL YEAR ENDED            ENDED
                                         -------------------------------  --------------------
                                         APRIL 30,  APRIL 30,  APRIL 26,  JULY 27,   JULY 26,
                                           1995       1996       1997       1996       1997
                                         ---------  ---------  ---------  ---------  ---------
                                                                              (UNAUDITED)
Income before extraordinary items per
  consolidated statement of income.....  $  31,675  $  35,690  $  59,955  $  16,565  $  20,942
Pro forma income tax provision
  adjustment...........................     11,096     13,383      7,737      3,785        329
                                         ---------  ---------  ---------  ---------  ---------
Pro forma income before extraordinary
  items................................  $  20,579  $  22,307  $  52,218  $  12,780  $  20,613
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 11--LEASE COMMITMENTS

    The Company leases various types of retail, warehouse and office facilities and equipment, furniture and fixtures under noncancelable lease agreements which expire at various dates. Future minimum lease payments under noncancelable capital and operating leases are as follows:

                                                                          CAPITAL   OPERATING
                                                                          LEASES      LEASES
                                                                         ---------  ----------
1998...................................................................  $   2,080  $   55,212
1999...................................................................      2,017      46,038
2000...................................................................      1,164      36,721
2001...................................................................        726      25,617
2002...................................................................        492      19,033
Thereafter.............................................................      3,433      58,804
                                                                         ---------  ----------
Total minimum lease payments...........................................      9,912  $  241,425
                                                                                    ----------
                                                                                    ----------
Less: Amounts representing interest....................................     (2,878)
                                                                         ---------
Present value of net minimum lease payments............................  $   7,034
                                                                         ---------
                                                                         ---------

    Rent expense for all operating leases for fiscal 1995, 1996 and 1997 was $20,099, $31,135 and $51,827, respectively.

NOTE 12--COMMITMENTS AND CONTINGENCIES

LITIGATION

    The Company is, from time to time, a party to litigation arising in the normal course of its business. Management believes that none of this litigation will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

POSTEMPLOYMENT BENEFITS

    The Company has entered into employment agreements with several employees that would result in payments to these employees upon a change of control or certain other events. No amounts have been accrued at April 30, 1996 or April 26, 1997 related to these agreements.

NOTE 13--EMPLOYEE BENEFIT PLANS

    Effective September 1, 1996, the Company implemented the U.S. Office Products 401(k) Retirement Plan (the "401(k) Plan") which allows employee contributions in accordance with Section 401(k) of the Internal Revenue Code. The Company matches a portion of employee contributions and all full-time employees are eligible to participate in the 401(k) Plan after one year of service. In fiscal 1997, the Company's matching contribution expense was $1,195.

    Certain subsidiaries of the Company have, or had prior to implementation of the 401(k) Plan, qualified defined contribution benefit plans, which allow for voluntary pre-tax contributions by the employees. The subsidiaries paid all general and administrative expenses of the plans and in some cases made matching contributions on behalf of the employees. For fiscal 1995, 1996 and 1997, the subsidiaries incurred expenses totaling $3,089, $3,292 and $2,524, respectively, related to these plans.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 14--STOCKHOLDERS' EQUITY

COMMON STOCK

    In November 1994, the Board of Directors of the Company approved a one thousand-for-one split of the Company's common stock and changed the par value of common stock from $1 per share to $.001 per share. The consolidated financial statements have been adjusted to reflect the stock split. In February 1996, the Company's stockholders approved the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 shares. In August 1996, the Company's stockholders approved the amendment to the Company's Restated Certified of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. In October 1997, the Board of Directors of the Company approved a three for two split of the Company's common stock which was effective on November 6, 1997. The financial statements give retroactive effect for the split for all periods presented.

STOCK COMPENSATION PLANS

    In October 1994, the Board of Directors and the Company's stockholders approved the Company's 1994 Long-Term Compensation Plan (the "Plan"). The purpose of the Plan is to provide officers, key employees and consultants with additional incentives by increasing their ownership interests in the Company. The maximum number of options to purchase common stock granted in any calendar or fiscal year under the Plan, as amended, is equal to 20% of the aggregate number of shares of the Company's common stock outstanding at the time an award is granted, less, in each case, the number of shares subject to previously outstanding awards under the Plan.

    In August 1996, the Board of Directors and the Company's stockholders approved the Company's 1996 Non-Employee Directors' Stock Plan (the "Directors' Plan"). The purpose of the Directors' Plan is to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interest of stockholders of the Company. A total of 750,000 shares of common stock have been reserved for issuance under the Directors' Plan. At April 26, 1997, options to acquire 162,000 shares of common stock have been granted under the Directors' Plan.

    The Company applies APB 25 in accounting for its stock option plans. Accordingly, because the exercise prices of the options have equaled the market price on the date of grant, no compensation expense has been recognized for stock options granted. Had compensation cost for the Company's stock options been recognized based upon the fair value of the stock options on the grant date under the methodology prescribed by SFAS 123, the Company's net income and net income per share would have been impacted as indicated in the following table. The pro forma results shown below reflect only the impact of options granted in fiscal 1996 and 1997.

                                                                          APRIL 30,  APRIL 26,
                                                                            1996       1997
                                                                          ---------  ---------
Net income:
  As reported...........................................................  $  34,989  $  58,505
  Pro forma.............................................................     32,830     45,867

Net income per share:
  As reported...........................................................  $     .49  $     .62
  Pro forma.............................................................        .46        .49

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 14--STOCKHOLDERS' EQUITY (CONTINUED)
    The fair value of options granted (which is amortized to expense over the option vesting period in determining the pro forma impact) is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                                             1996       1997
                                                                           ---------  ---------
Expected life of option..................................................    7 years    7 years
Risk free interest rate..................................................       6.58%      6.66%
Expected volatility of USOP stock........................................       58.5%      44.0%

    The weighted-average fair value of options granted was $8.29 and $11.37 for fiscal 1996 and 1997, respectively.

    A summary of option transactions follows:

                                                      WEIGHTED-                  WEIGHTED-
                                                       AVERAGE                    AVERAGE
                                                      EXERCISE      OPTIONS      EXERCISE
                                        OPTIONS         PRICE      EXERCISABLE     PRICE
                                      ------------  -------------  ----------  -------------
Balance at April 30, 1994...........       125,498    $     .45       125,498    $     .45
  Granted...........................       944,250         5.95
  Canceled..........................       (10,500)        6.67
                                      ------------
Balance at April 30, 1995...........     1,059,248         5.29       177,998         1.89
  Granted...........................     4,146,887         6.25
  Exercised.........................       (95,025)        6.25
  Canceled..........................       (24,300)        8.47
                                      ------------
Balance at April 30, 1996...........     5,086,810        11.18       324,798         3.77
  Granted...........................     6,729,165        20.41
  Exercised.........................      (197,744)        8.39
  Canceled..........................       (73,445)       12.65
                                      ------------
  Balance at April 26, 1997.........    11,544,786        16.60     1,598,228        10.10
                                      ------------
                                      ------------

    The following table summarizes information about stock options outstanding at April 26, 1997:

                                       WEIGHTED-
                                        AVERAGE     WEIGHTED-                WEIGHTED-
                                       REMAINING     AVERAGE                  AVERAGE
   RANGE OF EXERCISE                  CONTRACTUAL   EXERCISE     OPTIONS     EXERCISE
              PRICES      OPTIONS        LIFE         PRICE     EXERCISABLE    PRICE
----------------------  ------------  -----------  -----------  ----------  -----------
$0.45 to $6.66......         884,497   7.1 years    $    5.09      476,630   $     .45
$6.67 to $13.33.....       2,660,399   8.6 years         9.42      702,303        9.70
$13.34 to $20.00....       4,234,986   9.3 years        17.55      313,866       16.25
$20.01 to $26.66....       3,737,004   9.3 years        23.27      105,429       20.65
$26.67 to $29.92....          27,900   9.1 years        28.13
                        ------------                            ----------
$0.45 to $29.92.....      11,544,786   9.0 years        16.60    1,598,228       10.10
                        ------------                            ----------
                        ------------                            ----------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 14--STOCKHOLDERS' EQUITY (CONTINUED)
    The options outstanding information includes 125,498, 58,802, and 343,488 options to acquire common stock at exercise prices of $.45, $10.59 and $10.70, respectively, which were granted at certain Pooled Companies prior to their respective acquisitions by the Company.

    Non-qualified options are generally exercisable beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares under option and generally expire ten years from the date of grant.

NOTE 15--SEGMENT REPORTING

INDUSTRY SEGMENT

    The Company currently operates in two reportable industry segments: office products and print management. The office products industry segment involves the sales and distribution of office and related supplies and equipment, catalog, contract and remanufactured furniture, office coffee and beverage products and services and various types of business machines. The print management industry segment involves the manufacturing, distribution, management and printing of business forms, envelopes and promotional products. The other industry segments that the Company operates in include technology solutions, education products and corporate travel services. The following table sets forth information as to the Company's operations in its different industry segments:

                                            OFFICE        PRINT
                                           PRODUCTS     MANAGEMENT     OTHER        TOTAL
                                         ------------  ------------  ----------  ------------
Fiscal 1995:
  Revenues.............................  $    685,316   $  139,732   $  268,586  $  1,093,634
  Operating income.....................        20,978        5,571       15,938        42,487
  Identifiable assets..................       238,397       51,906       93,290       383,593
  Depreciation and amortization........         5,573        4,478        4,990        15,041
  Capital expenditures.................         6,479        2,456        5,471        14,406

Fiscal 1996:
  Revenues.............................  $  1,083,077   $  317,033   $  339,575  $  1,739,685
  Operating income.....................        33,197       12,388       13,668        59,253
  Identifiable assets..................       529,392      120,971      358,614     1,008,977
  Depreciation and amortization........        11,352        5,089        5,766        22,207
  Capital expenditures.................        18,985        6,098        2,887        27,970

Fiscal 1997:
  Revenues.............................  $  2,082,682   $  368,378   $  457,447  $  2,908,507
  Operating income.....................        92,168       20,300       19,227       131,695
  Identifiable assets..................     1,292,189      184,301      360,426     1,836,916
  Depreciation and amortization........        32,487        8,758        9,124        50,369
  Capital expenditures.................        31,165       16,599       15,786        63,550

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 15--SEGMENT REPORTING (CONTINUED)
GEOGRAPHIC SEGMENTS

    The following table sets forth information as to the Company's operations in its different geographic segments:

                                                       NEW ZEALAND
                                            UNITED         AND
                                            STATES      AUSTRALIA      CANADA       TOTAL
                                         ------------  ------------  ----------  ------------
Fiscal 1995:
  Revenues.............................  $  1,057,939   $   28,574   $    7,121  $  1,093,634
  Operating income.....................        40,157        1,429          901        42,487
  Identifiable assets at year-end......       374,013        5,512        4,068       383,593

Fiscal 1996:
  Revenues.............................  $  1,542,426   $   77,141   $  120,118  $  1,739,685
  Operating income.....................        50,343        3,533        5,377        59,253
  Identifiable assets at year-end......       766,129      188,134       54,714     1,008,977

Fiscal 1997:
  Revenues.............................  $  2,078,648   $  700,793   $  129,066  $  2,908,507
  Operating income.....................        93,066       28,708        9,921       131,695
  Identifiable assets at year-end......     1,025,388      753,254       58,274     1,836,916

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 16--QUARTERLY FINANCIAL DATA (UNAUDITED)

    The following presents certain unaudited quarterly financial data. The amounts differ from the amounts previously reported during fiscal 1996 and 1997 on the Company's Quarterly Reports on Form 10-Q as a result of the restatement of the financial statements to give retroactive effect to the results of the companies acquired during fiscal 1996 and 1997 in business combinations accounted for under the pooling-of-interests method.

                                                               FISCAL 1996 QUARTERS
                                           ------------------------------------------------------------
                                             FIRST       SECOND      THIRD       FOURTH       TOTAL
                                           ----------  ----------  ----------  ----------  ------------
Revenues.................................  $  343,438  $  420,070  $  472,095  $  504,082  $  1,739,685
Gross profit.............................      89,088     109,803     123,217     137,076       459,184
Operating income.........................       6,720      16,834      23,324      12,375        59,253
Net income...............................       4,887      10,449      13,928       5,725        34,989
Net income per share.....................        0.08        0.13        0.20        0.07          0.49
Pro forma income before extraordinary
  item (see Note 10).....................       3,078       6,581       8,772       3,876        22,307
Pro forma income per share before
  extraordinary item.....................  $     0.05  $     0.09  $     0.12  $     0.04  $       0.31

                                                               FISCAL 1997 QUARTERS
                                           ------------------------------------------------------------
                                             FIRST       SECOND      THIRD       FOURTH       TOTAL
                                           ----------  ----------  ----------  ----------  ------------
Revenues.................................  $  568,502  $  755,378  $  775,620  $  809,007  $  2,908,507
Gross profit.............................     158,860     215,604     220,080     232,617       827,161
Operating income.........................      28,578      40,195      32,007      30,915       131,695
Net income...............................      16,565      18,790      11,197      11,953        58,505
Net income per share.....................        0.19        0.21        0.12        0.11          0.62
Pro forma income before extraordinary
  item (see Note 10).....................      14,784      16,771       9,994      10,669        52,218
Pro forma income per share before
  extraordinary item.....................  $     0.17  $     0.18  $     0.11  $     0.10  $       0.55

NOTE 17--SUBSEQUENT EVENTS

BUSINESS COMBINATION SUBSEQUENT TO YEAR-END

    On November 20, 1997, the Company acquired Mail Boxes Etc. ("MBE"), the world's largest franchisor of business, communication and postal service centers with more than 3,300 centers operating worldwide. The Company exchanged 1.349 shares of its common stock for each share of outstanding MBE common stock in the acquisition. As of November 20, 1997, MBE had approximately 11.4 million shares of common stock outstanding. The acquisition was accounted for under the pooling-of-interests method of accounting.

    The following presents the unaudited pro forma results of operations of the Company for fiscal 1997 as if the acquisition described above had been consummated as of the beginning of fiscal 1997. The results

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 17--SUBSEQUENT EVENTS (CONTINUED)
presented below include certain pro forma adjustments to reflect the amortization of intangible assets, adjustments in executive compensation and the inclusion of a federal income tax provision on all earnings:

                                                                      FISCAL YEAR
                                                                         ENDED
                                                                     APRIL 26, 1997
                                                                    ----------------
Revenues..........................................................    $  3,366,050
Income before extraordinary items.................................          84,339
Income per share before extraordinary items.......................             .69

    The unaudited pro forma results of operations are prepared for comparative purposes only and do not necessarily reflect the results that would have occurred had the acquisitions occurred at the beginning of fiscal 1997 or the results which may occur in the future.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Stockholders of
U.S. Office Products Company

In our opinion, based upon our audits and the reports of other auditors, the accompanying supplemental consolidated balance sheet and the related supplemental consolidated statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of U.S. Office Products Company and its subsidiaries at April 26, 1997 and April 30, 1996 and the results of their operations and their cash flows for each of the three fiscal years in the period ended April 26, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain wholly-owned subsidiaries, which statements reflect total assets of $85.7 million and $75.8 million at April 26, 1997 and April 30, 1996, respectively, total revenues of $67.8 million, $676.0 million and $373.5 million included in the Company's fiscal years ended April 26, 1997, April 30, 1996 and 1995, respectively. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for those wholly-owned subsidiaries, is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for the opinion expressed above.

As described in Note 1, on November 20, 1997, U.S. Office Products Company merged with Mail Boxes Etc. in a transaction accounted for as a pooling of interests. The accompanying supplemental consolidated financial statements give retroactive effect to the merger of U.S. Office Products Company with Mail Boxes Etc.

PRICE WATERHOUSE LLP
Minneapolis, Minnesota
June 6, 1997, except as to the first paragraph of Note 5, which is as of July 26, 1997, the first paragraph of Note 15, which is as of November 6, 1997 and Note 1, which is as of November 20, 1997

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
 Mail Boxes Etc.

We have audited the accompanying consolidated balance sheets of Mail Boxes Etc. as of April 30, 1997 and 1996, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended April 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Mail Boxes Etc. at April 30, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended April 30, 1997, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP
San Diego, California
June 6, 1997

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
 School Specialty, Inc.

We have audited the balance sheets of School Specialty, Inc. (formerly known as EDA Corporation) (the Company) as of December 31, 1995 and 1994, and the related statements of operations, changes in shareholders' deficit and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP
Milwaukee, Wisconsin
February 2, 1996

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
 The Re-Print Corporation
 Birmingham, Alabama

We have audited the accompanying balance sheets of the Re-Print Corporation as of December 31, 1995 and 1994, and the related statements of income, stockholders' equity, and cash flows for three years ended December 31, 1995, 1994, and 1993 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Re-Print Corporation at December 31, 1995 and 1994, and the results of its operations and its cash flows for three years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

BDO SEIDMAN, LLP
Atlanta, Georgia
February 8, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
 SFI Corp.

We have audited the accompanying balance sheet of SFI Corp. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP
Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
 Hano Document Printers, Inc.

We have audited the accompanying balance sheet of Hano Document Printers, Inc. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hano Document Printers, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP
Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
 SFI Corp. and Hano Document Printers, Inc.

We have audited the combined balance sheet of SFI Corp. and Hano Document Printers, Inc. (collectively referred to as the "Companies") as of December 31, 1994, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1994, which are not included herein. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. and Hanco Document Printers, Inc., as of December 31, 1994 and the results of their operations and cash flows for each of the years in the two-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP
Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

Bay State Computer Group, Inc.

We have audited the accompanying balance sheets of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the related statements of earnings and retained earnings, and cash flows for the three years ended March 31, 1996, 1995 and 1994 (none of which are presented herein separately). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the results of its operations and its cash flows for the three years ended March 31, 1996, 1995, and 1994 in conformity with generally accepted accounting principles.

PARENT, MCLAUGHLIN AND NANGLE
Boston, Massachusetts
May 23, 1996, except for Note N
 as to which the date is
 October 14, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
 Data Business Forms Limited

We have audited the balance sheet of Data Business Forms Limited ("DBF") as of December 31, 1995 and the statements of income and retained earnings and changes in financial position for the period from amalgamation to December 31, 1995. These financial statements are the responsibility of DBF's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of DBF as at December 31, 1995 and the results of its operations and the changes in its financial position for the period from amalgamation to December 31, 1995 in accordance with generally accepted accounting principles.

ERNST & YOUNG
Toronto, Canada,
February 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders and Board of Directors
 Fortran Corp.

We have audited the accompanying balance sheet of Fortran Corp. as of March 31, 1996, and 1995 and the related statements of earnings, changes in stockholders' equity, and cash flows for the years ended March 31, 1996, 1995, and 1994 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to and above present fairly, in all material respects, the financial position of Fortran Corp. as of March 31, 1996, and 1995 and the results of its operations and its cash flows for three years ended march 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.

As described in Note 9 to the financial statements, on August 21, 1996, the Company entered into a letter of intent to exchange all of its issued and outstanding shares of common stock for shares of U.S. Office Products Company common stock.

RUBIN, KOEHMSTEDT AND NADLER
Newington, Virginia
June 7, 1996, except for Note 9,
 as to which the date is
 October 24, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
 MTA, Inc.

We have audited the accompanying consolidated balance sheet of MTA, Inc. (the Company) as of December 31, 1995 and the related statements of income and retained earnings and of cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995. These financial statements are responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MTA, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the period from January 25, 1995, and the results of its operations and its cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Seattle, Washington
September 23, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
 United Envelope Co., Inc.

We have audited the combined balance sheets of United Envelope Co., Inc. and its affiliate, Rex Envelope Co., Inc., as at December 31, 1995 and 1994, and the related combined statements of income and retained earnings and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As referred to in Note A on "Principles of Combination," the companies, whose financial statements are combined, are related through common ownership and control. In addition, each has pledged certain assets and guaranteed long-term indebtedness of the other as described in the notes to financial statements. In view of their close operating and financial relationship, the preparation of combined financial statements was considered appropriate. The combined statements, however, do not refer to a legal entity and neither of the companies guarantees trade obligations of the other.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of United Envelope Co., Inc. and its affiliates as at December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

HERTZ, HERSON & COMPANY, LLP
New York, New York
March 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
 Huxley Envelope Corporation

We have audited the accompanying balance sheets of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the related statements of income and retained earnings (accumulated deficit) and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

HERTZ, HERSON & COMPANY LLP
New York, New York
March 4, 1996

                          U.S. OFFICE PRODUCTS COMPANY
                    SUPPLEMENTAL CONSOLIDATED BALANCE SHEET
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                           APRIL 30,     APRIL 26,      JULY 26,
                                                                              1996          1997          1997
                                                                          ------------  ------------  ------------
                                                                                                      (UNAUDITED)
                                               ASSETS
Current assets:
  Cash and cash equivalents.............................................  $    188,403  $     50,625  $     53,531
  Short-term investments................................................        21,825        27,342        32,281
  Accounts receivable, less allowance for doubtful accounts of $7,548
    and $11,717, and $12,823, respectively..............................       260,613       391,539       450,387
  Inventories...........................................................       155,950       286,203       297,844
  Prepaid expenses and other current assets.............................        72,145       117,368       113,897
                                                                          ------------  ------------  ------------
    Total current assets................................................       698,936       873,077       947,940
Property and equipment, net.............................................       138,379       252,661       290,257
Intangible assets, net..................................................       156,975       654,051       726,125
Other assets............................................................        90,453       142,802       140,663
                                                                          ------------  ------------  ------------
    Total assets........................................................  $  1,084,743  $  1,922,591  $  2,104,985
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------
                                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.......................................................  $    153,280  $    151,940  $    289,424
  Accounts payable......................................................       139,894       210,041       213,310
  Accrued compensation..................................................        28,794        45,542        51,747
  Other accrued liabilities.............................................        47,131        96,663       116,796
                                                                          ------------  ------------  ------------
    Total current liabilities...........................................       369,099       504,186       671,277

Long-term debt..........................................................       234,892       397,758       391,038
Deferred income taxes...................................................        10,141         8,676         8,744
Other long-term liabilities and minority interests......................         7,551         9,734         8,008
                                                                          ------------  ------------  ------------
    Total liabilities...................................................       621,683       920,354     1,079,067
                                                                          ------------  ------------  ------------
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $.001 par value, 500,000 shares authorized, none outstanding
  Common stock, $.001 par value 500,000,000 shares authorized,
    97,030,480; 122,410,668; and 124,733,271 shares issued and
    outstanding, respectively...........................................            97           122           124
  Additional paid-in capital............................................       330,801       829,402       870,453
  Cumulative translation adjustment.....................................           770        (5,583)      (44,959)
  Retained earnings.....................................................       131,392       178,296       200,300
                                                                          ------------  ------------  ------------
    Total stockholders' equity..........................................       463,060     1,002,237     1,025,918
                                                                          ------------  ------------  ------------
    Total liabilities and stockholders' equity..........................  $  1,084,743  $  1,922,591  $  2,104,985
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY
                 SUPPLEMENTAL CONSOLIDATED STATEMENT OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                               FOR THE THREE
                                                        FOR THE FISCAL YEAR ENDED               MONTHS ENDED
                                                 ----------------------------------------  ----------------------
                                                  APRIL 30,     APRIL 30,     APRIL 26,     JULY 27,    JULY 26,
                                                     1995          1996          1997         1996        1997
                                                 ------------  ------------  ------------  ----------  ----------

                                                                                                (UNAUDITED)
Revenues.......................................  $  1,143,984  $  1,798,791  $  2,976,344  $  583,281  $  879,275
Cost of revenues...............................       821,251     1,311,570     2,117,042     417,291     627,739
                                                 ------------  ------------  ------------  ----------  ----------
    Gross profit...............................       322,733       487,221       859,302     165,990     251,536
Selling, general and administrative expenses...       269,512       403,021       695,105     132,611     199,959
Non-recurring acquisition costs................                       8,057        16,245
Restructuring costs............................                       3,214         4,395       1,656       4,405
                                                 ------------  ------------  ------------  ----------  ----------
    Operating income...........................        53,221        72,929       143,557      31,723      47,172
Other (income) expense:
  Interest expense.............................         8,395        20,523        46,302       8,832      10,504
  Interest income..............................        (1,239)       (5,235)       (8,688)     (4,695)       (951)
  Other income.................................          (906)         (619)       (3,225)       (169)     (1,482)
                                                 ------------  ------------  ------------  ----------  ----------
Income before provision for income taxes.......        46,971        58,260       109,168      27,755      39,101
Provision for income taxes.....................         8,526        13,841        41,222       9,120      17,070
                                                 ------------  ------------  ------------  ----------  ----------
Income before extraordinary items..............        38,445        44,419        67,946      18,635      22,031
Extraordinary items--losses on early
  terminations of credit facilities, net of
  income taxes.................................                         701         1,450
                                                 ------------  ------------  ------------  ----------  ----------
Net income.....................................  $     38,445  $     43,718  $     66,496  $   18,635  $   22,031
                                                 ------------  ------------  ------------  ----------  ----------
                                                 ------------  ------------  ------------  ----------  ----------
Weighted average common shares outstanding.....                      88,515       111,901     103,801     127,684
                                                               ------------  ------------  ----------  ----------
                                                               ------------  ------------  ----------  ----------
Net income per share before extraordinary
  items........................................                $        .50  $        .61  $      .18  $      .17
Extraordinary items............................                         .01           .02
                                                               ------------  ------------  ----------  ----------
Net income per share...........................                $        .49  $        .59  $      .18  $      .17
                                                               ------------  ------------  ----------  ----------
                                                               ------------  ------------  ----------  ----------
Unaudited pro forma income before extraordinary
  items (see Note 11)..........................  $     27,337  $     31,053  $     60,152  $   14,580  $   21,702
                                                 ------------  ------------  ------------  ----------  ----------
                                                 ------------  ------------  ------------  ----------  ----------
Unaudited pro forma income per share before
  extraordinary items..........................                $        .35  $        .54  $      .14  $      .17
                                                               ------------  ------------  ----------  ----------
                                                               ------------  ------------  ----------  ----------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

          SUPPLEMENTAL CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                   COMMON STOCK       ADDITIONAL   CUMULATIVE                             TOTAL
                                                -------------------    PAID-IN     TRANSLATION   RETAINED  TREASURY   STOCKHOLDERS'
                                                  SHARES     AMOUNT    CAPITAL     ADJUSTMENT    EARNINGS   STOCK        EQUITY
                                                -----------  ------   ----------   -----------   --------  --------   -------------
Balance at April 30, 1994.....................   55,858,033   $ 56     $ 42,750     $   (340)    $93,450   $(7,562)    $  128,354
  Transactions of Combined Companies upon
    formation of Company:
    Issuance of common stock..................    5,817,000      6           (5)                                                1
    Capital contribution......................                            1,500                                             1,500
    Distributions to stockholders.............                                                   (11,300 )                (11,300)
    Adjustments to stockholders' equity.......                          (12,597)                   5,035     7,562
    Cash dividends............................                                                      (222 )                   (222)
  Issuance of common stock, net of associated
    expenses in conjunction with:
    Initial public offering...................    5,606,250      6       32,684                                            32,690
    Acquisition...............................    1,312,500      1        8,749                                             8,750
  Transactions of Pooled Companies:
    Exercise of warrants and stock options....       20,345                 201                                               201
    Cash dividends............................                             (113)                 (16,594 )                (16,707)
    Capital contributions.....................                               69                                                69
  Adjustment to conform the year-ends of
    Pooled Companies..........................                                                     2,235                    2,235
  Cumulative translation adjustments..........                                           207                                  207
Net income....................................                                                    38,445                   38,445
                                                -----------  ------   ----------   -----------   --------  --------   -------------
Balance at April 30, 1995                        68,614,128     69       73,238         (133)    111,049                  184,223
  Issuances of common stock, net of associated
    expenses in conjunction with:
    Public offerings..........................   14,352,067     14      174,723                                           174,737
    Acquisitions..............................   11,120,163     11       68,608                                            68,619
    Capital contributions.....................                              500                                               500
    Exercise of stock options, including tax
      benefits................................       95,025               1,023                                             1,023
  Transactions of Pooled Companies:
    Issuances of common stock for cash and
      repayment of debt.......................      872,248      1        8,297                                             8,298
    Capital contributions.....................       42,019                 811                                               811
    Exercise of warrants and stock options....    1,088,192      1        2,239                                             2,240
    Cash and stock dividends..................      846,638      1        1,362                  (32,273 )                (30,910)
  Adjustment to conform the year-ends of
    Pooled Companies..........................                                                     8,898                    8,898
  Cumulative translation adjustments..........                                           903                                  903
  Net income..................................                                                    43,718                   43,718
                                                -----------  ------   ----------   -----------   --------  --------   -------------
Balance at April 30, 1996.....................   97,030,480     97      330,801          770     131,392                  463,060

                                                            (Continued)

                          U.S. OFFICE PRODUCTS COMPANY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                   COMMON STOCK       ADDITIONAL   CUMULATIVE                             TOTAL
                                                -------------------    PAID-IN     TRANSLATION   RETAINED  TREASURY   STOCKHOLDERS'
                                                  SHARES     AMOUNT    CAPITAL     ADJUSTMENT    EARNINGS   STOCK        EQUITY
                                                -----------  ------   ----------   -----------   --------  --------   -------------
Balance at April 30, 1996.....................   97,030,480   $ 97     $330,801     $    770     $131,392              $  463,060
  Issuances of common stock, net of associated
    expenses in conjunction with:
    Public offering...........................   13,023,496     13      275,699                                           275,712
    Direct equity investment..................    1,875,000      2       38,111                                            38,113
    Acquisitions..............................    8,685,450      9      166,071                                           166,080
    Exercise of stock options, including tax
      benefits................................      197,742               2,843                                             2,843
    Employee stock purchase plan..............      229,998               3,145                                             3,145
  Transactions of Pooled Companies:
    Issuances of common stock for repayment of
      debt and payment of acquisition
      expenses................................      409,630               6,859                                             6,859
    Capital contributions.....................      160,842               2,799                                             2,799
    Exercise of warrants and stock options....      695,721      1        3,763                                             3,764
    Retirement of common stock................      102,309                (443)                     (34 )                   (477)
    Cash dividends paid and declared..........                             (246)                 (21,356 )                (21,602)
  Adjustment to conform the year-ends of
    Pooled Companies..........................                                                     1,798                    1,798
  Cumulative translation adjustments..........                                        (6,353)                              (6,353)
  Net income..................................                                                    66,496                   66,496
                                                -----------  ------   ----------   -----------   --------  --------   -------------
Balance at April 26, 1997.....................  122,410,668    122      829,402       (5,583)    178,296                1,002,237
  Unaudited data:
    Issuance of common stock, net of
      associated expenses, in conjunction
      with:
      Acquisitions............................    1,924,958      2       33,989                                            33,991
      Exercise of stock options, including tax
        benefits..............................      264,436               2,947                                             2,947
      Employee stock purchase plan............       57,693                 832                                               832
    Transactions of Pooled Companies:
      Capital contributions...................                            2,532                                             2,532
      Exercise of warrants and
        stock options.........................       75,516                 751                                               751
    Adjustment to conform the year-ends of
      Pooled Companies........................                                                       (27 )                    (27)
    Cumulative translation adjustments........                                       (39,376)                             (39,376)
      Net income..............................                                                    22,031                   22,031
                                                -----------  ------   ----------   -----------   --------  --------   -------------
Balance at July 26, 1997 (unaudited)..........  124,733,271   $124     $870,453     $(44,959)    $200,300              $$1,025,918
                                                -----------  ------   ----------   -----------   --------  --------   -------------
                                                -----------  ------   ----------   -----------   --------  --------   -------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

               SUPPLEMENTAL CONSOLIDATED STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                                          FOR THE THREE
                                                                      FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                                -------------------------------------  --------------------
                                                                 APRIL 30,    APRIL 30,    APRIL 26,   JULY 27,   JULY 26,
                                                                   1995         1996         1997        1996       1997
                                                                -----------  -----------  -----------  ---------  ---------

                                                                                                           (UNAUDITED)
Cash flows from operating activities:
  Net income..................................................   $  38,445    $  43,718    $  66,496   $  18,635  $  22,031
  Adjustment to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization...............................      16,065       23,237       51,415       8,335     17,140
  Non-recurring acquisition loss..............................                    8,057       16,245       1,657      4,405
  Unrealized foreign currency gain............................                                (3,420)
  Deferred income taxes.......................................      (1,210)      (1,167)      (2,678)
  Extraordinary loss..........................................                      701        1,450
  Equity in net income of affiliate...........................                                  (782)                  (425)
  Stock issued to pay certain acquisition expenses............                                   500
    Changes in current assets and liabilities (net of assets
      acquired and liabilities assumed in business
      combinations):
      Accounts receivable.....................................     (41,004)      (8,475)     (30,060)    (22,135)   (42,448)
      Lease receivables.......................................      (1,999)      (1,235)      (1,241)       (606)      (266)
      Inventories.............................................      (3,679)       1,666       (4,080)     (1,665)      (429)
      Prepaid expenses and other current assets...............      (1,161)     (23,583)     (11,813)     (2,388)     6,787
      Accounts payable........................................      12,304        6,221      (32,056)      8,662     (6,179)
      Accrued liabilities.....................................       9,390        6,468        5,791       6,537     10,680
                                                                -----------  -----------  -----------  ---------  ---------
        Net cash provided by operating activities.............      27,151       55,608       55,767      17,032     11,296
                                                                -----------  -----------  -----------  ---------  ---------
Cash flows from investing activities:
  Cash paid in acquisitions, net of cash received.............     (18,099)    (130,178)    (354,811)   (205,458)  (109,086)
  Investment in affiliate.....................................                               (41,270)
  Payments of non-recurring acquisition cost..................                   (7,283)     (13,588)     (1,657)    (2,651)
  Additions to property and equipment, net of disposals.......     (14,742)     (28,388)     (54,963)    (12,780)   (17,230)
  Cash received on sale of assets.............................                                                        8,409
  Other.......................................................       3,039      (12,963)      (4,476)     (3,482)    (3,534)
                                                                -----------  -----------  -----------  ---------  ---------
        Net cash used in investing activities.................     (29,802)    (178,812)    (469,108)   (223,377)  (124,092)
                                                                -----------  -----------  -----------  ---------  ---------
Cash flows from financing activities:
  Proceeds from issuance of common stock......................      28,147      181,531      321,926       2,913      3,558
  Proceeds from issuance of long-term debt....................      13,150      208,446      228,901     225,555        419
  Payments of long-term debt..................................     (12,482)     (25,106)    (221,448)    (57,809)    (5,888)
  Proceeds from (payments of) short-term debt, net............       7,530      (60,019)     (32,847)    (32,545)   119,358
  Payment to terminate credit facility........................                     (579)      (1,235)
  Payments of dividends at Pooled Companies...................     (16,648)     (22,422)     (20,042)     (5,126)    (1,319)
  Capital contributed by stockholders of Pooled Companies.....          69          811        2,799       1,208
  Net change in cash due to conforming fiscal year-ends of
    certain Pooled Companies..................................         601       (1,221)      (1,951)        301        (27)
  Payments to stockholders of Combined Companies..............     (11,300)
  Proceeds from issuance of common stock in employee stock
    purchase plan.............................................                                             1,149
  Capital contribution by Combined Company stockholder........       1,500          500
                                                                -----------  -----------  -----------  ---------  ---------
        Net cash provided by financing activities.............      10,567      281,941      276,103     135,646    116,101
                                                                -----------  -----------  -----------  ---------  ---------
Effect of exchange rates on cash and cash equivalents.........        (180)         267         (540)        155       (399)
Net increase (decrease) in cash and cash equivalents..........       7,736      159,004     (137,778)    (70,544)     2,906
Cash and cash equivalents at beginning of period..............      21,663       29,399      188,403     188,403     50,625
                                                                -----------  -----------  -----------  ---------  ---------
  Cash and cash equivalents at end of period..................   $  29,399    $ 188,403    $  50,625   $ 117,859  $  53,531
                                                                -----------  -----------  -----------  ---------  ---------
                                                                -----------  -----------  -----------  ---------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

                                 (IN THOUSANDS)

                                                                                                          FOR THE THREE
                                                                      FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                                -------------------------------------  --------------------
                                                                 APRIL 30,    APRIL 30,    APRIL 26,   JULY 27,   JULY 26,
                                                                   1995         1996         1997        1996       1997
                                                                -----------  -----------  -----------  ---------  ---------
                                                                                                           (UNAUDITED)
Supplemental disclosure of cash flow information:
  Interest paid...............................................   $  13,625    $  12,868    $  41,614   $   3,424  $   2,937
  Income taxes paid...........................................   $  13,864    $  15,603    $  32,982   $   3,155  $  10,244

    The Company issued common stock, notes payable and cash in connection with certain business combinations in fiscal years ended April 30, 1995, 1996, 1997 and for the three months ended July 27, 1996 and July 26, 1997. The fair values of the assets and liabilities of the acquired companies at the dates of the acquisitions are presented as follows:

                                                                                                          FOR THE THREE
                                                                      FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                                -------------------------------------  --------------------
                                                                 APRIL 30,    APRIL 30,    APRIL 26,   JULY 27,   JULY 26,
                                                                   1995         1996         1997        1996       1997
                                                                -----------  -----------  -----------  ---------  ---------

                                                                                                           (UNAUDITED)
Accounts receivable...........................................   $  23,462    $  93,741    $ 105,538   $  51,941  $  21,918
Inventories...................................................      20,074       68,861      122,917      84,987     17,773
Prepaid expenses and other current assets.....................       1,779        9,740       23,344       5,706      2,686
Property and equipment........................................       5,459       57,372       95,615      74,144     39,513
Intangible assets.............................................      21,079      127,870      506,386     252,250    104,189
Other assets..................................................         339       56,529        7,847       2,027      1,164
Short-term debt...............................................     (15,038)    (106,672)     (24,895)    (65,695)    (4,417)
Accounts payable..............................................     (15,627)     (48,825)    (103,851)    (56,886)   (13,293)
Accrued liabilities...........................................      (4,958)     (21,554)     (55,477)     (9,668)   (10,575)
Long-term debt................................................      (6,283)     (17,950)    (155,237)    (73,622)   (14,795)
Other long-term liabilities and minority interest.............        (437)     (12,175)      (1,296)     (2,721)    (1,086)
                                                                -----------  -----------  -----------  ---------  ---------
        Net assets acquired...................................   $  29,849    $ 206,937    $ 520,891   $ 262,463  $ 143,077
                                                                -----------  -----------  -----------  ---------  ---------
                                                                -----------  -----------  -----------  ---------  ---------
The acquisitions were funded as follows:
Common stock..................................................   $   8,750    $  68,618    $ 166,080   $  57,005  $  33,991
Notes payable.................................................       3,000        8,141
Cash..........................................................      18,099      130,178      354,811     205,458    109,086
                                                                -----------  -----------  -----------  ---------  ---------
                                                                 $  29,849    $ 206,937    $ 520,891   $ 262,463  $ 143,077
                                                                -----------  -----------  -----------  ---------  ---------
                                                                -----------  -----------  -----------  ---------  ---------

    Noncash transactions:

    - During fiscal 1996 and 1997, the Company issued 291,671 and 384,630 shares of common stock, respectively, to repay $2,470 and $6,359 of indebtedness, respectively.

    - During fiscal 1996 and 1997, the Company recorded additional paid-in capital of approximately $426 and $1,250, respectively, related to the tax benefit on stock options exercised.

    - During fiscal 1996, one Pooled Company converted $1,385 or debt to common stock.

    - During fiscal 1996, one Pooled Company paid a dividend of $9,851 through the issuance of 896,637 shares of common stock.

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

            NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 1--BUSINESS COMBINATION WITH MAIL BOXES ETC.

    Effective November 20, 1997, U.S. Office Products Company ("U.S. Office Products" and the "Company") acquired all of the outstanding common stock of Mail Boxes Etc. ("MBE") in exchange for 15,428,028 shares of common stock. The acquisition was accounted for as a pooling-of-interests and accordingly, the accompanying supplemental consolidated financial statements give retroactive effect to the merger of U.S. Office Products with MBE for all periods presented.

NOTE 2--BUSINESS ORGANIZATION

    U.S. Office Products was founded in October 1994. The Company is a supplier of a broad range of office and educational products and business services to corporate, commercial, educational and industrial customers. The Company operates throughout the United States, as well as New Zealand, Australia and Canada and, through a 49%-owned affiliate, in the United Kingdom.

NOTE 3--FORMATION OF COMPANY

    Concurrent with the closing of its initial public offering in February 1995, the Company acquired four companies (the "Combined Companies") for a combination of its common stock and cash and acquired two companies in business combinations accounted for under the purchase method. Because of the substantial ongoing interest of the stockholders of the Combined Companies in U.S. Office Products, the assets and liabilities of the Combined Companies were combined on an historical cost basis. The capital stock of the Combined Companies is included in additional paid-in capital.

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accompanying consolidated financial statements and related notes to consolidated financial statements include the accounts of U.S. Office Products, the Combined Companies and the companies acquired in business combinations accounted for under the purchase method (the "Purchased Companies") from their respective acquisition dates and give retroactive effect to the results of the companies acquired in business combinations accounted for under the pooling-of-interests method (the "Pooled Companies") for all periods presented.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    DEFINITION OF FISCAL YEAR

    As used in these consolidated financial statements and related notes to consolidated financial statements, "fiscal 1995," "fiscal 1996," "fiscal 1997," "first quarter of fiscal 1997" and "first quarter of fiscal 1998" refer to the Company's fiscal years ended April 30, 1995 and 1996, April 30, 1997 and its three months ended July 27, 1996 and July 26, 1997, respectively. On August 20, 1996, the Company's Board of

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Directors approved a change in the Company's fiscal year-end, effective for the 1997 fiscal year, from April 30 to the last Saturday in April.

    PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries. Investments in less than 50% owned entities are accounted for under the equity method. All significant intercompany transactions and accounts are eliminated in consolidation.

    CASH AND CASH EQUIVALENTS

    The Company considers temporary cash investments with original maturities of three months or less from the date of purchase to be cash equivalents.

    CONCENTRATION OF CREDIT RISK

    Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. Receivables arising from sales to customers are not collateralized and, as a result, management continually monitors the financial condition of its customers to reduce the risk of loss.

    INVENTORIES

    Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis and consist primarily of products held for sale.

    PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost. Additions and improvements are capitalized. Maintenance and repairs are expensed as incurred. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the respective assets. The estimated useful lives range from 25 to 40 years for buildings and its components and 3 to 15 years for furniture, fixtures and equipment. Property and equipment leased under capital leases is being amortized over the lesser of its useful life or its lease terms.

    INTANGIBLE ASSETS

    Intangible assets consist primarily of goodwill, which represents the excess of cost over the fair value of assets acquired in business combinations accounted for under the purchase method. Substantially all goodwill is amortized on a straight line basis over an estimated useful life of 40 years. Management periodically evaluates the recoverability of goodwill, which would be adjusted for a permanent decline in value, if any, by comparing anticipated undiscounted future cash flows from operations to net book value.

    RE-ACQUIRED INDIVIDUAL AND AREA FRANCHISE RIGHTS

    The Company, through its wholly-owned subsidiary, MBE, repurchases franchise rights for two primary reasons. The Company may repurchase area rights with the intention of developing a better

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) support system and then reselling the areas within a short period of time. The Company may acquire individual center rights to upgrade the Center and then resell it within a short period of time. The Company had an investment of approximately $638 and $629 thousand in such individual and area rights at April 30, 1996 and 1997, respectively. The Company may also repurchase the area rights with the primary intention of retaining the royalties normally shared with the former area franchisees and maintaining such rights as long-term investments. The area repurchases have been accounted for as purchases. The Company records these area repurchases at cost less accumulated amortization. Periodically the Company assesses the fair value of these areas based on estimated cash flows to determine if an impairment in the value has occurred and an adjustment is necessary. As of April 26, 1997, no adjustment is necessary. The Company had an investment of $3.2 million and $6.4 million in such area rights at April 30, 1996 and April 26, 1997, respectively. Area franchise rights held as long-term investments are amortized over a period of 20 years.

    TRANSLATION OF FOREIGN CURRENCIES

    Balance sheet accounts of foreign subsidiaries are translated using the year-end exchange rate, and statement of income accounts are translated using the average exchange rate for the year. Translation adjustments are recorded as a separate component of stockholders' equity.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The Company's wholly-owned foreign subsidiary has entered into forward foreign currency exchange contracts (the "Exchange Contracts") with counterparties to hedge the exposure of foreign currency fluctuations to the extent permissible by hedge accounting requirements. At April 26, 1997, the Exchange Contracts, in the notional amount of $3,319, hedge certain foreign currency denominated assets. The Exchange Contracts generally have maturity dates of 60 days or less. Discounts or premiums on the Exchange Contracts are amortized over the life of the contracts.

    The Company's wholly-owned foreign subsidiary also entered into interest rate swap agreements (the "Swap Agreements") with counterparties to convert the interest rates associated with certain outstanding debt from variable rates to fixed rates. The notional amount of the Swap Agreements was $43,000 at April 30, 1996. During fiscal 1997, the Swap Agreements were terminated resulting in a loss of $117.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of the Company's financial instruments has been determined using the following methods and assumptions:

    - The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate fair value;

    - The fair values of the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003 are based on quoted market prices;

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    - The carrying amounts of the Company's debt, other than the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003, approximate fair value, estimated by discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

    SHORT-TERM INVESTMENTS

    In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 115 (SFAS No. 115), "Accounting for Certain Investments in Debt and Equity Securities," management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities for which the Company does not have the intent or the ability to hold to maturity are classified as available for sale along with the Company's investments in equity securities.

    Securities classified as available for sale are carried at fair value, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At April 30, 1996 and April 26, 1997, the Company had no investments that were classified as trading or held to maturity as defined by SFAS No. 115.

    Realized gains and losses are included in interest income. The cost of securities sold is based on the specific identification method. Interest on securities classified as available for sale is included in interest income.

    The following is a summary of the estimated fair value of available for sale securities by balance sheet classification:

                                                                          APRIL 30,  APRIL 26,
                                                                            1996       1997
                                                                          ---------  ---------
Short-term investments:
  U.S. government securities............................................  $   4,000  $   5,842
  Mutual fund preferred equity securities...............................     17,825     21,500
                                                                          ---------  ---------
    Total short-term investments........................................  $  21,825  $  27,342
                                                                          ---------  ---------
                                                                          ---------  ---------

    The estimated fair value of each investment approximates the amortized cost, and therefore, there are no unrealized gains or losses as of April 30, 1996 or April 26, 1997.

    INCOME TAXES

    Income taxes have been computed utilizing the asset and liability approach which requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Certain companies acquired in pooling-of-interests transactions elected to be taxed as Subchapter S corporations, and accordingly, no federal income taxes were recorded by those companies for periods prior to their acquisition by U.S. Office Products.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    TAXES ON UNDISTRIBUTED EARNINGS

    No provision is made for U.S. income taxes on earnings of subsidiary companies which the Company controls but does not include in the consolidated federal income tax return since it is management's practice and intent to permanently reinvest the earnings of these subsidiaries.

    REVENUE RECOGNITION

    Revenue is recognized upon the delivery of products or upon the completion of services provided to customers as no additional obligations to the customers exist. Returns of the Company's product are considered immaterial. The Company also leases equipment to customers under both short-term and long-term lease agreements. Revenue related to short-term leases is recognized on a monthly basis over the life of the lease. Certain long-term leases qualify as sales-type leases and, accordingly, the present value of the future lease payments are recognized as income upon delivery of the equipment to the customer.

    The Company, through its wholly-owned subsidiary MBE, enters into area and individual franchise agreements in the United States and master license agreements in other countries.

    Area franchise agreements grant the area franchisee the exclusive right to market individual franchise centers for the Company in the area franchisee's territory. The area franchisee generally receives a commission on individual franchises sold as well as a share of future royalties earned by the Company from centers in the area franchisee's territory. Individual franchise agreements grant the individual franchisee the exclusive right to open and operate a franchise center in the individual franchisee's territory.

    Franchise fee revenue is recognized upon completion of all significant initial services provided to the franchisee, area franchisee or master licensee and upon satisfaction of all material conditions of the franchise agreement, area franchise agreement or master license. For individual franchise sales, the significant initial obligations that must be completed before any revenue is recognized are: the site is located, a store lease is in place, the franchise agreement has been signed, the store design and layout is complete, all manuals and systems have been provided, and training at MBE is completed. For area franchise sales, the significant initial obligations that must be completed before any revenue is recognized are: all operating manuals are provided, training is completed and a pilot center is opened. For master license agreements, the significant initial obligations that must be completed before any revenue is recognized are: all operating manuals are provided and training is completed.

    Revenue is recognized using the installment method when the revenue is collectible over an extended period and no reasonable basis exists for estimating collectibility.

    On a monthly basis, all individual franchisees are required to pay royalty and marketing fees to the Company based upon a percentage of each franchisee's sales (as defined). Such fees are recognized as revenue based upon reported or estimated sales activity by the franchisees. Revenue from sales of supplies and equipment is recognized when orders are shipped, or the lease is completed, whichever is later.

    COST OF REVENUES

    Vendor rebates are recognized on an accrual basis in the period earned and are recorded as a reduction to cost of revenues. Delivery and occupancy costs are included in cost of revenues.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    NON-RECURRING ACQUISITION COSTS

    Non-recurring acquisition costs represent acquisition costs incurred by the Company in business combinations accounted for under the pooling-of-interests method. These costs include legal and accounting fees, investment banking fees, recognition of transaction related obligations and various other acquisition related costs.

    RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees in accordance with EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in Restructuring)."

    ACCRUED ACQUISITION COSTS

    The Company accrues the direct external costs incurred in conjunction with the consummation of business combinations and the costs incurred to consolidate acquired operations into existing Company facilities, including the external costs and liabilities to close redundant facilities and severance and relocation costs related to the acquired entity's employees in accordance with EITF Issue No. 95-3, "Recognition of Liabilities in Connection with a Purchase Business Combination."

    NET INCOME PER SHARE

    Net income per share for fiscal 1996, fiscal 1997, first quarter of fiscal 1997 and first quarter of fiscal 1998 is calculated by dividing net income by the weighted average number of common shares outstanding during the periods including common stock equivalents, if dilutive. Net income per share for fiscal 1995 has not been presented as it is not considered meaningful due to the acquisitions of the Combined Companies and the Company's initial public offering in conjunction with the formation of the Company during fiscal 1995.

    NEW ACCOUNTING PRONOUNCEMENTS

    The Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. The adoption of SFAS 121 did not have a material effect on the Company's consolidated operating results or financial position.

    The Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation," during fiscal 1997. Under the provisions of SFAS 123, companies can elect to account for stock-based compensation plans using a fair-value based method or continue measuring compensation expense for those plans using the intrinsic value method prescribed in APB Opinion No. 25. The Company has elected to continue using the intrinsic value method to account for stock-based compensation plans. Pro forma disclosures of net

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) income and net income per share, as if the fair value-based method of accounting defined in SFAS 123 has been applied, are presented in Note 15.

    In February 1997, the Financial Accounting Standards Board issued SFAS No. 128, "Earnings Per Share." This Statement establishes standards for computing and presenting earnings per share ("EPS"). SFAS 128 simplifies the standards for computing EPS and makes the presentation comparable to international EPS standards by replacing the presentation of primary EPS with a presentation of basic EPS. It also requires dual presentation of basic and diluted EPS on the face of the income statement. Basic EPS excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. This Statement is required to be adopted by the Company during fiscal 1998.

    UNAUDITED INTERIM FINANCIAL DATA

    In the opinion of management, the Company has made all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial condition of the Company as of July 26, 1997 and the results of operations and of cash flows for the three months ended July 27, 1996 and July 26, 1997, as presented in the accompanying unaudited consolidated financial data.

NOTE 5--BUSINESS COMBINATIONS

    POOLING-OF-INTERESTS METHOD

    In first quarter of fiscal 1998, the Company issued 2,615,889 shares of common stock to acquire seven companies (the "1998 Poolings") in business combinations accounted for under the pooling-of-interests method. Certain of the Pooled Companies previously reported on fiscal years ending other than April 25, 1998.

    In fiscal 1996 and 1997, the Company issued 12,661,278 and 33,163,164 shares of common stock, respectively, to acquire 14 (the "1996 Poolings") and 40 (the "1997 Poolings") companies, respectively, in business combinations accounted for under the pooling-of-interests method. The Company's consolidated financial statements give retroactive effect to the acquisitions of the Pooled Companies for all periods presented. Certain of the Pooled Companies previously reported on fiscal years ending other than April 30, 1996 and April 26, 1997.

    Commencing on May 1, 1995 and 1996 and April 27, 1997, the year-ends of the 1996 Poolings, the 1997 Poolings and the 1998 Poolings were changed to April 30, 1996, April 26, 1997 and April 25, 1998, respectively, resulting in adjustments to retained earnings of $2,235, $8,898, $1,798 and $(27), during fiscal

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 5--BUSINESS COMBINATIONS (CONTINUED)
1995, 1996, 1997 and the first quarter of fiscal 1998, respectively. Following is a summary of the results related to the adjustments to retained earnings:

                                                      FOR THE FISCAL
                                                        YEAR ENDED              FOR THE THREE
                                             --------------------------------   MONTHS ENDED
                                             APRIL 30,  APRIL 30,   APRIL 26,     JULY 26,
                                               1995        1996       1997          1997
                                             ---------  ----------  ---------  ---------------
                                                                                 (UNAUDITED)
Revenues...................................  $  55,126  $  245,737  $  20,380     $    (658)
Costs and expenses.........................     52,891     236,839     18,582          (631)
                                             ---------  ----------  ---------         -----
      Net adjustment.......................  $   2,235  $    8,898  $   1,798     $     (27)
                                             ---------  ----------  ---------         -----
                                             ---------  ----------  ---------         -----

    The following presents the separate results, in each of the periods presented, of U.S. Office Products (excluding the results of Pooled Companies prior to the dates on which they were acquired), and the Pooled Companies up to the dates on which they were acquired:

                                                      U.S. OFFICE      POOLED
                                                        PRODUCTS     COMPANIES      COMBINED
                                                      ------------  ------------  ------------
For the year ended April 30, 1995
  Revenues..........................................  $    120,479  $  1,023,505  $  1,143,984
  Net income........................................  $      1,514  $     36,931  $     38,445

For the year ended April 30, 1996
  Revenues..........................................  $    488,670  $  1,310,121  $  1,798,791
  Net income........................................  $      7,828  $     35,890  $     43,718

For the year ended April 26, 1997
  Revenues..........................................  $  2,175,170  $    801,376  $  2,976,546
  Net income........................................  $     36,246  $     30,250  $     66,496

For the three months ended July 27, 1996
  (unaudited):
  Revenues..........................................  $    316,351  $    266,930  $    583,281
  Net income........................................  $      6,034  $     12,601  $     18,635

For the three months ended July 26, 1997
  (unaudited):
  Revenues..........................................  $    846,960  $     32,315  $    879,275
  Net income........................................  $     23,740  $     (1,709) $     22,031

    PURCHASE METHOD

    In fiscal 1995, in addition to the acquisitions of the Combined Companies, the Company made six acquisitions accounted for under the purchase method for an aggregate purchase price of $29,849, consisting of $18,099 of cash, $3,000 of notes payable and 875,000 shares of common stock with a market value of $8,750. The total assets related to these six acquisitions were $72,192, including goodwill of

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 5--BUSINESS COMBINATIONS (CONTINUED)
$21,079. The results of these acquisitions have been included in the Company's results form their respective dates of acquisition.

    In fiscal 1996, the Company made 34 acquisitions accounted for under the purchase method for an aggregate purchase price of $206,937, consisting of $130,178 of cash, $8,141 of debt and 7,413,442 shares of common stock with a market value of $68,618. The total assets related to these 34 acquisitions were $414,113, including goodwill of $127,870. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    In fiscal 1997, the Company made 77 acquisitions accounted for under the purchase method for an aggregate purchase price of $520,891 consisting of $354,811 of cash, and 5,790,300 shares of common stock with a market value of $166,080. The total assets related to these 77 acquisitions were $861,647, including goodwill of $506,386. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    The following presents the unaudited pro forma results of operations of the Company for the fiscal years ended April 30, 1996 and April 26, 1997 and includes the Company's consolidated financial statements, which give retroactive effect to the acquisitions of the Pooled Companies for all periods presented, and the results of the Purchased Companies as if all such purchase acquisitions had been made at the beginning of fiscal 1996. The results presented below include certain pro forma adjustments to reflect the amortization of intangible assets, adjustments in executive compensation and the inclusion of a federal income tax provision on all earnings:

                                                                    FOR THE FISCAL YEAR ENDED
                                                                    --------------------------
                                                                     APRIL 30,     APRIL 26,
                                                                        1996          1997
                                                                    ------------  ------------
Revenues..........................................................  $  3,207,969  $  3,366,252
Income before extraordinary items.................................        58,712        82,245
Net income........................................................        58,011        80,795
Income per share before extraordinary items.......................           .57           .65
Net income per share..............................................           .56           .63

    The unaudited pro forma results of operations are prepared for comparative purposes only and do not necessarily reflect the results that would have occurred had the acquisitions occurred at the beginning of fiscal 1996 or the results which may occur in the future.

    EQUITY INVESTMENT IN AFFILIATE

    In November 1996, the Company acquired a 49% equity interest in Dudley Stationery Limited ("Dudley"), which is being accounted for under the equity method. Under the terms of the agreement, the Company agreed to invest approximately $80 million for working capital into Dudley over a two-year period. The Company has currently invested approximately $41.3 million of the total $80 million in Dudley.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 6--ACCRUED ACQUISITION COSTS

    In conjunction with the acquisitions of the fiscal 1997 Purchased Companies, the Company accrued the direct external costs incurred in conjunction with the consummation of the acquisitions and the costs to consolidate acquired operations into existing Company facilities, including the external costs associated with closing redundant facilities of acquired companies, and severance and relocation costs related to the acquired companies' employees.

    As of the consummation date of the acquisition, the Company begins to assess and formulate a plan to exit activities of the acquired companies. Typically, this involves evaluating the facilities of the Company and the acquired companies in the specific geographic areas, determining which of the acquired facilities will be exited and identifying employee groups that will be terminated or relocated. In most cases, the facilities are closed and the employees terminated within one year of the completion of the plan.

    The following table sets forth the Company's accrued acquisition costs for the periods ended April 30, 1996 and April 27, 1997:

                                                              EMPLOYEE
                                                              SEVERANCE   DISPOSAL OF
                                                 REDUNDANT       AND      ASSETS AND
                                                FACILITIES   RELOCATION      OTHER       TOTAL
                                                -----------  -----------  -----------  ---------
Balance at April 30, 1996.....................   $  --        $  --        $  --       $  --
  Additions...................................       1,593        2,484        6,712      10,789
                                                -----------  -----------  -----------  ---------

Balance at April 26, 1997.....................       1,593        2,484        6,712      10,789
                                                -----------  -----------  -----------  ---------
  Additions...................................                    1,442        3,244       4,686
  Utilizations................................        (111)         (87)      (4,197)     (4,395)
                                                -----------  -----------  -----------  ---------
Balance at July 26, 1997 (unaudited)..........   $   1,482    $   3,839    $   5,759   $  11,080
                                                -----------  -----------  -----------  ---------
                                                -----------  -----------  -----------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 7--RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees. The following table sets forth the Company's accrued restructuring costs for the periods ended April 30, 1996, April 26, 1997 and July 26, 1997:

                                            FACILITY       SEVERANCE    OTHER ASSET
                                           CLOSURE AND        AND       WRITE-DOWNS
                                          CONSOLIDATION  TERMINATIONS    AND COSTS     TOTAL
                                          -------------  -------------  -----------  ---------
Balance at April 30 1995
  Additions.............................    $     641      $     469     $   2,104   $   3,214
  Utilizations..........................                                      (682)       (682)
                                               ------          -----    -----------  ---------

Balance at April 30, 1996...............          641            469         1,422       2,532
  Additions.............................        1,337            308         2,750       4,395
  Utilizations..........................         (943)          (698)       (3,615)     (5,256)
                                               ------          -----    -----------  ---------

Balance at April 26, 1997...............        1,035             79           557       1,671
  Utilizations..........................         (146)           (62)           (3)       (211)
                                               ------          -----    -----------  ---------

Balance at July 26, 1997 (unaudited)....    $     889      $      17     $     554   $   1,460
                                               ------          -----    -----------  ---------
                                               ------          -----    -----------  ---------

NOTE 8--PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                       APRIL 30,    APRIL 26,
                                                                          1996        1997
                                                                       ----------  -----------
Land.................................................................  $    9,224  $    36,384
Buildings............................................................      51,583       65,833
Furniture and fixtures...............................................      94,930      198,794
Warehouse equipment..................................................      44,905       31,443
Equipment under capital leases.......................................       7,174       13,164
Leasehold improvements...............................................      13,313       23,672
                                                                       ----------  -----------
                                                                          221,129      369,290
Less: Accumulated depreciation.......................................     (82,750)    (116,629)
                                                                       ----------  -----------
Net property and equipment...........................................  $  138,379  $   252,661
                                                                       ----------  -----------
                                                                       ----------  -----------

    Depreciation expense for fiscal years 1995, 1996 and 1997 was $13,033, $17,041 and $33,879, respectively.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 9--INTANGIBLE ASSETS

    Intangible assets consist of the following:

                                                          APRIL 30,   APRIL 26,    JULY 27,
                                                             1996        1997        1997
                                                          ----------  ----------  -----------
                                                                                  (UNAUDITED)
Goodwill................................................  $  148,629  $  656,846   $ 731,646
Other...................................................      19,856      22,290      22,802
                                                          ----------  ----------  -----------
                                                             168,485     679,136     754,448
Less: Accumulated amortization..........................     (11,510)    (25,085)    (28,323)
                                                          ----------  ----------  -----------
     Net intangible assets..............................  $  156,975  $  654,051   $ 726,125
                                                          ----------  ----------  -----------
                                                          ----------  ----------  -----------

    Amortization expense for fiscal years 1995, 1996 and 1997 was $2,009, $5,747, $14,892, respectively, and $5,756 for the three months ended July 26, 1997.

NOTE 10--CREDIT FACILITIES

    SHORT-TERM DEBT

    Short-term debt consists of the following:

                                                                        APRIL 30,   APRIL 26,
                                                                           1996        1997
                                                                        ----------  ----------
Credit facilities with banks, average interest rates of 7.8% at April
  30, 1996 and 7.6% at April 26, 1997.................................  $   27,155  $  140,782
Annual renewal loans provided by banks and other financial
  institutions of foreign subsidiary secured by lease receivables of foreign subsidiary. Interest rates ranging from 7.8% to 10.2% at
  April 30, 1996......................................................      89,456
Bank lines of credit of foreign subsidiary operations secured by assets of those operations. Interest rates ranging from 9.2% to 9.8%
  at April 30, 1996...................................................      12,731
Other.................................................................       6,780       2,060
Current maturities of long-term debt..................................      17,158       9,098
                                                                        ----------  ----------
    Total short-term debt.............................................  $  153,280  $  151,940
                                                                        ----------  ----------
                                                                        ----------  ----------

    The Company currently has an agreement under which a syndicate of financial institutions, led by Bankers Trust Company, as Agent (the "Bank"), is providing the Company with a $500 million credit facility (the "Credit Facility") bearing interest, at the Company's option, at the Bank's base rate plus an applicable margin of up to 1.25%, or a eurodollar rate plus an applicable margin of up to 2.5%. The availability under the Credit Facility is subject to certain sublimits including $100 million for working capital loans and $400 million for acquisition loans. The Credit Facility is secured by a majority of the assets of the Company and its subsidiaries and contains customary covenants, including financial covenants with respect to the Company's consolidated leverage and interest coverage ratios, capital expenditures, payment of dividends and purchases and sales of assets, and customary default provisions, including

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 10--CREDIT FACILITIES (CONTINUED)
provisions related to non-payment of principal and interest, default under other debt agreements and bankruptcy. The Company was in compliance with or obtained waivers relating to these covenants at April 26, 1997. At April 26, 1997, the balance outstanding under the Credit Facility was $140,090 and included five eurodollar contracts, expiring within 30 days, totaling $105,000 at an average interest rate of 7.2%.

    LONG-TERM DEBT

    Long-term debt consists of the following:

                                                                        APRIL 26,   APRIL 30,
                                                                           1996        1997
                                                                        ----------  ----------
Convertible Subordinated Notes due 2003, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $31.60 per share, subject to
  adjustment in certain events........................................              $  230,000
Convertible Subordinated Notes due 2001, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $19.00 per share, subject to
  adjustment in certain events........................................  $  143,750     143,750
Notes payable, secured by certain assets of the Company, interest rates ranging from 8.0% to 10.0%, maturities from October 1996
  through 2003........................................................      38,341       1,782
Other.................................................................      58,108      24,290
Capital lease obligations.............................................      11,851       7,034
                                                                        ----------  ----------
                                                                           252,050     406,856
Less: Current maturities of long-term debt............................     (17,158)     (9,098)
                                                                        ----------  ----------
     Total long-term debt.............................................  $  234,892  $  397,758
                                                                        ----------  ----------
                                                                        ----------  ----------

    The 5 1/2% Convertible Subordinated Notes due 2003 (the "2003 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after May 22, 1998, but may not be redeemed prior to May 15, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2003 Notes are included in other assets and are being amortized over the seven year period of maturity. The fair value of the 2003 Notes at April 26, 1997, based upon quoted market prices, totaled $184,000.

    The 5 1/2% Convertible Subordinated Notes due 2001 (the "2001 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after February 3, 1998, but may not be redeemed prior to February 2, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2001 Notes are included in other assets and are being amortized over the five year period of maturity. The fair value of the 2001 Notes at April 26, 1997, based upon quoted market prices, totaled $147,344.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 10--CREDIT FACILITIES (CONTINUED)
    MATURITIES OF LONG-TERM DEBT

    Maturities on long-term debt, including capital lease obligations, are as follows:

1998..............................................................  $   9,540
1999..............................................................     10,944
2000..............................................................      2,743
2001..............................................................    145,446
2002..............................................................      1,403
Thereafter........................................................    236,780
                                                                    ---------
    Total maturities of long-term debt............................  $ 406,856
                                                                    ---------
                                                                    ---------

NOTE 11--INCOME TAXES

    Domestic and foreign income before provision for income taxes and extraordinary items consist of the following:

                                                                 FOR THE FISCAL YEAR ENDED
                                                              --------------------------------
                                                              APRIL 30,  APRIL 30,  APRIL 26,
                                                                1995       1996        1997
                                                              ---------  ---------  ----------
Domestic....................................................  $  44,778  $  53,827  $   81,403
Foreign.....................................................      2,193      4,433      27,765
                                                              ---------  ---------  ----------
Total.......................................................  $  46,971  $  58,260  $  109,168
                                                              ---------  ---------  ----------
                                                              ---------  ---------  ----------

    The provision for income taxes consists of:

                                                                  FOR THE FISCAL YEAR ENDED
                                                               -------------------------------
                                                               APRIL 30,  APRIL 30,  APRIL 26,
                                                                 1995       1996       1997
                                                               ---------  ---------  ---------
Income taxes currently payable:
  Federal....................................................  $   7,135  $  12,220  $  27,461
  State......................................................      1,792      1,952      4,702
  Foreign....................................................        809        836     11,737
                                                               ---------  ---------  ---------
                                                                   9,736     15,008     43,900
                                                               ---------  ---------  ---------
Deferred income tax expense (benefit)........................     (1,210)    (1,167)    (2,678)
                                                               ---------  ---------  ---------
  Total provision for income taxes...........................  $   8,526  $  13,841  $  41,222
                                                               ---------  ---------  ---------
                                                               ---------  ---------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 11--INCOME TAXES (CONTINUED)
    Deferred taxes are comprised of the following:

                                                                          APRIL 30,   APRIL 26,
                                                                             1996       1997
                                                                          ----------  ---------
Current deferred tax assets:
  Inventory.............................................................  $    3,926  $   3,179
  Allowance for doubtful accounts.......................................       1,516      2,345
  Net operating loss carryforward.......................................       3,192      3,192
  Accrued liabilities...................................................       3,457      4,250
  Other.................................................................         339        245
                                                                          ----------  ---------
    Total current deferred tax assets...................................      12,430     13,211
                                                                          ----------  ---------
Long-term deferred tax liabilities:
  Property and equipment................................................      (5,087)    (4,560)
  Intangible assets.....................................................        (441)      (670)
  Internal Revenue Service tax assessment...............................      (3,383)    (3,383)
  Other.................................................................      (1,230)       (63)
                                                                          ----------  ---------
    Total long-term deferred tax liabilities............................     (10,141)    (8,676)
                                                                          ----------  ---------
    Subtotal............................................................       2,289      4,535
    Valuation allowance.................................................      (5,468)
                                                                          ----------  ---------
    Net deferred tax asset (liability)..................................  $   (3,179) $   4,535
                                                                          ----------  ---------
                                                                          ----------  ---------

    At April 30, 1996, a valuation allowance had been recorded, related to deferred tax assets of a Pooled Company, including net operating loss carryforwards. Based upon the improved profitability of this Pooled Company during fiscal 1997, the valuation allowance was reversed resulting in a lower provision for income taxes.

    The Internal Revenue Service ("IRS") tax assessment relates to the deferral of a gain on the sale of land and a building by a subsidiary of the Company. The IRS has determined that a portion of the gain recorded by the subsidiary does not qualify for deferral and has assessed the Company additional taxes. The subsidiary has recorded a deferred tax liability, including interest, as a result of the assessment. The Company has filed an appeal with the IRS relating to the above assessment; however, the IRS has not yet responded to the appeal.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 11--INCOME TAXES (CONTINUED)

    The Company's effective income tax rate varied from the U.S. federal statutory tax rate as follows:

                                                                       FOR THE FISCAL YEAR ENDED
                                                                 -------------------------------------
                                                                  APRIL 30,    APRIL 30,    APRIL 26,
                                                                    1995         1996         1997
                                                                 -----------  -----------  -----------
U.S. federal statutory rate....................................        35.0%        35.0%        35.0%
State income taxes, net of federal income tax benefit..........         4.4          5.7          3.2
Subchapter S corporation income not subject to corporate level
  taxation.....................................................       (23.6)       (22.9)        (7.1)
Foreign earnings not subject to U.S. taxes.....................                     (0.5)         1.8
Minority interest in foreign taxes.............................                      1.9
Nondeductible goodwill.........................................         1.1          2.0          2.7
Nondeductible acquisition costs................................                      0.8          4.6
Reversal of valuation allowance................................                                  (5.1)
Other..........................................................         1.3          1.8          2.7
                                                                      -----        -----          ---
Effective income tax rate......................................        18.2%        23.8%        37.8%
                                                                      -----        -----          ---
                                                                      -----        -----          ---

    One Combined Company and certain Pooled Companies were organized as subchapter S corporations prior to the closing of their acquisitions by the Company and, as a result, the federal tax on their income was the responsibility of their individual stockholders. Accordingly, the Combined Company and the specific Pooled Companies provided no federal income tax expense prior to these acquisitions by the Company.

    The following unaudited pro forma income tax information is presented in accordance with SFAS 109 as if the Combined Company and the specific Pooled Companies had been subject to federal income taxes for the entire periods presented.

                                                                              FOR THE THREE MONTHS
                                                FOR THE FISCAL YEAR ENDED            ENDED
                                             -------------------------------  --------------------
                                             APRIL 30,  APRIL 30,  APRIL 26,  JULY 27,   JULY 26,
                                               1995       1996       1997       1996       1997
                                             ---------  ---------  ---------  ---------  ---------

                                                                                  (UNAUDITED)
Income before extraordinary items per
  consolidated statement of income.........  $  38,445  $  44,419  $  67,946  $  18,635  $  22,031
Pro forma income tax provision
  adjustment...............................     11,108     13,366      7,794      3,785        329
                                             ---------  ---------  ---------  ---------  ---------
Pro forma income before extraordinary
  items....................................  $  27,337  $  31,053  $  60,152  $  14,850  $  21,702
                                             ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 12--LEASE COMMITMENTS

    The Company leases various types of retail, warehouse and office facilities and equipment, furniture and fixtures under noncancelable lease agreements which expire at various dates. Future minimum lease payments under noncancelable capital and operating leases are as follows:

                                                                          CAPITAL   OPERATING
                                                                          LEASES      LEASES
                                                                         ---------  ----------
1998...................................................................  $   2,080  $   55,212
1999...................................................................      2,017      46,038
2000...................................................................      1,164      36,721
2001...................................................................        726      25,617
2002...................................................................        492      19,033
Thereafter.............................................................      3,433      58,804
                                                                         ---------  ----------
Total minimum lease payments...........................................      9,912  $  241,425
                                                                                    ----------
                                                                                    ----------
Less: Amounts representing interest....................................     (2,878)
                                                                         ---------
Present value of net minimum lease payments............................  $   7,034
                                                                         ---------
                                                                         ---------

    Rent expense for all operating leases for fiscal 1995, 1996 and 1997 was $20,099, $31,135 and $51,827, respectively.

NOTE 13--COMMITMENTS AND CONTINGENCIES

    LITIGATION

    The Company is, from time to time, a party to litigation arising in the normal course of its business. Management believes that none of this litigation will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

    POSTEMPLOYMENT BENEFITS

    The Company has entered into employment agreements with several employees that would result in payments to these employees upon a change of control or certain other events. No amounts have been accrued at April 30, 1996 or April 26, 1997 related to these agreements.

NOTE 14--EMPLOYEE BENEFIT PLANS

    Effective September 1, 1996, the Company implemented the U.S. Office Products 401(k) Retirement Plan (the "401(k) Plan") which allows employee contributions in accordance with Section 401(k) of the Internal Revenue Code. The Company matches a portion of employee contributions and all full-time employees are eligible to participate in the 401(k) Plan after one year of service. In fiscal 1997, the Company's matching contribution expense was $1,195.

    Certain subsidiaries of the Company have, or had prior to implementation of the 401(k) Plan, qualified defined contribution benefit plans, which allow for voluntary pre-tax contributions by the employees. The subsidiaries paid all general and administrative expenses of the plans and in some cases

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 14--EMPLOYEE BENEFIT PLANS (CONTINUED) made matching contributions on behalf of the employees. For fiscal 1995, 1996 and 1997, the subsidiaries incurred expenses totaling $3,225, $3,454 and $2,738 respectively, related to these plans.

NOTE 15--STOCKHOLDERS' EQUITY

    COMMON STOCK

    In November 1994, the Board of Directors of the Company approved a one thousand-for-one split of the Company's common stock and changed the par value of common stock from $1 per share to $.001 per share. The consolidated financial statements have been adjusted to reflect the stock split. In February 1996, the Company's stockholders approved the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 shares. In August 1996, the Company's stockholders approved the amendment to the Company's Restated Certified of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. In October 1997, the Board of Directors of the Company approved a three for two stock split of the Company's common stock which was effective on November 6, 1997. The financial statements give retroactive effect for the split for all period presented.

    STOCK COMPENSATION PLANS

    In October 1994, the Board of Directors and the Company's stockholders approved the Company's 1994 Long-Term Compensation Plan (the "Plan"). The purpose of the Plan is to provide officers, key employees and consultants with additional incentives by increasing their ownership interests in the Company. The maximum number of options to purchase common stock granted in any calendar or fiscal year under the Plan, as amended, is equal to 20% of the aggregate number of shares of the Company's common stock outstanding at the time an award is granted, less, in each case, the number of shares subject to previously outstanding awards under the Plan.

    In August 1996, the Board of Directors and the Company's stockholders approved the Company's 1996 Non-Employee Directors' Stock Plan (the "Directors' Plan"). The purpose of the Directors' Plan is to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interest of stockholders of the Company. A total of 750,000 shares of common stock have been reserved for issuance under the Directors' Plan. At April 26, 1997, options to acquire 162,000 shares of common stock have been granted under the Directors' Plan.

    The Company applies APB 25 in accounting for its stock option plans. Accordingly, because the exercise prices of the options have equaled the market price on the date of grant, no compensation expense has been recognized for stock options granted. Had compensation cost for the Company's stock options been recognized based upon the fair value of the stock options on the grant date under the methodology prescribed by SFAS 123, the Company's net income and net income per share would have

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 15--STOCKHOLDERS' EQUITY (CONTINUED) been impacted as indicated in the following table. The pro forma results shown below reflect only the impact of options granted in fiscal 1996 and 1997.

                                                                          APRIL 30,  APRIL 26,
                                                                            1996       1997
                                                                          ---------  ---------
Net income:
  As reported...........................................................  $  43,718  $  66,496
  Pro forma.............................................................     41,379     53,270

Net income per share:
  As reported...........................................................  $     .62  $     .70
  Pro forma.............................................................        .58        .56

    The fair value of options granted (which is amortized to expense over the option vesting period in determining the pro forma impact) is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                                             1996       1997
                                                                           ---------  ---------
Expected life of option..................................................    7 years    7 years
Risk free interest rate..................................................       6.58%       .66%
Expected volatility of USOP stock........................................       58.5%       4.0%

    The weighted-average fair value of options granted was $12.44 and $17.06 for fiscal 1996 and 1997, respectively.

    A summary of option transactions follows:

                                                       WEIGHTED-                    WEIGHTED-
                                                        AVERAGE       OPTIONS        AVERAGE
                                        OPTIONS     EXERCISE PRICE   EXERCISABLE EXERCISE PRICE
                                      ------------  ---------------  ----------  ---------------
Balance at April 30, 1994...........     1,268,101     $    6.66      1,268,101     $    6.66
  Granted...........................     1,292,292          5.91
  Exercised.........................      (196,954)         4.66
  Canceled..........................       (71,205)         6.87
                                      ------------

Balance at April 30, 1995...........     2,292,234          6.40        669,057          6.90
  Granted...........................     4,741,796          6.32
  Exercised.........................      (393,154)         6.40
  Canceled..........................       (52,629)         9.22
                                      ------------

Balance at April 30, 1996...........     6,588,247         10.30        748,038          7.67
  Granted...........................     7,388,826         19.75
  Exercised.........................      (440,564)         7.84
  Canceled..........................      (301,426)        10.44
                                      ------------
Balance at April 26, 1997...........    13,235,083         15.65      2,236,305          9.30
                                      ------------
                                      ------------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 15--STOCKHOLDERS' EQUITY (CONTINUED)
    The following table summarizes information about stock options outstanding at April 26, 1997:

                                                                    WEIGHTED-
                                                                     AVERAGE     WEIGHTED-                WEIGHTED-
                                                                    REMAINING     AVERAGE                  AVERAGE
                                                                   CONTRACTUAL   EXERCISE     OPTIONS     EXERCISE
RANGE OF EXERCISE PRICES                               OPTIONS        LIFE         PRICE     EXERCISABLE    PRICE
---------------------------------------------------  ------------  -----------  -----------  ----------  -----------
$0.45 to $6.66.....................................     1,421,399   7.2 years    $    3.17      638,510   $    1.72
$6.67 to $13.33....................................     3,231,026   7.9 years         7.76    1,154,218        9.26
$13.34 to $20.00...................................     4,817,754   9.3 years        15.43      338,148       15.02
$20.01 to $26.66...................................     3,737,004   9.3 years        23.27      105,429       20.65
$26.67 to $29.92...................................        27,900   9.1 years        28.13
                                                     ------------                            ----------
$29.93 to $29.92...................................    13,235,083   8.7 years    $   14.50    2,236,305        9.14
                                                     ------------                            ----------
                                                     ------------                            ----------

    The options outstanding information includes 125,498, 1,690,297, 58,802 and 343,488 options to acquire common stock at exercise prices of $.45, $8.01, $10.59 and $10.70, respectively, which were granted at certain Pooled Companies prior to their respective acquisitions by the Company.

    Non-qualified options are generally exercisable beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares under option and generally expire ten years from the date of grant.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 16--SEGMENT REPORTING

    INDUSTRY SEGMENT

    The Company currently operates in three reportable industry segments: office products' print management and Mail Boxes Etc. The office products industry segment involves the sales and distribution of office and related supplies and equipment, catalog, contract and remanufactured furniture, office coffee and beverage products and services and various types of business machines. The print management industry segment involves the manufacturing, distribution, management and printing of business forms, envelopes and promotional products. The Mail Boxes Etc. industry segment involves the franchising of postal, business and communications retail service centers which service the small office/home office market. The other industry segments that the Company operates in include technology solutions, education products and corporate travel services. The following table sets forth information as to the Company's operations in its different industry segments:

                                OFFICE        PRINT         MAIL
                               PRODUCTS     MANAGEMENT   BOXES ETC.     OTHER        TOTAL
                             ------------  ------------  -----------  ----------  ------------
Fiscal 1995:
  Revenues.................  $    685,316   $  139,732    $  50,350   $  268,586  $  1,143,984
  Operating income.........        20,978        5,571       10,734       15,938        53,221
  Identifiable assets......       238,397       51,906       64,293       93,290       447,886
  Depreciation and
    amortization...........         5,573        4,478        1,024        4,990        16,065
  Capital expenditures.....         6,479        2,456          477        5,471        14,883

Fiscal 1996:
  Revenues.................  $  1,083,077   $  317,033    $  59,106   $  339,575  $  1,798,791
  Operating income.........        33,197       12,388       13,676       13,668        72,929
  Identifiable assets......       529,392      120,971       72,766      358,614     1,081,743
  Depreciation and
    amortization...........        11,352        5,089        1,030        5,766        23,237
  Capital expenditures.....        18,985        6,098          472        2,887        28,442

Fiscal 1997:
  Revenues.................  $  2,082,682   $  368,378    $  68,039   $  457,447  $  2,976,546
  Operating income.........        92,168       20,300       11,873       19,227       143,568
  Identifiable assets......     1,292,189      184,301       85,675      360,426     1,922,591
  Depreciation and
    amortization...........        32,487        8,758        1,046        9,124        51,415
  Capital expenditures.....        31,165       16,599        1,292       15,786        64,842

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 16--SEGMENT REPORTING (CONTINUED)
    GEOGRAPHIC SEGMENTS

    The following table sets forth information as to the Company's operations in its different geographic segments:

                                                       NEW ZEALAND
                                            UNITED         AND
                                            STATES      AUSTRALIA      CANADA       TOTAL
                                         ------------  ------------  ----------  ------------
Fiscal 1995:
  Revenues.............................  $  1,108,289   $   28,574   $    7,121  $  1,143,984
  Operating income.....................        50,891        1,429          901        53,221
  Identifiable assets at year-end......       438,286        5,512        4,068       447,866

Fiscal 1996:
  Revenues.............................  $  1,601,532   $   77,141   $  120,118  $  1,798,791
  Operating income.....................        64,019        3,533        5,377        72,929
  Identifiable assets at year-end......       841,895      188,134       54,714     1,084,743

Fiscal 1997:
  Revenues.............................  $  2,146,687   $  700,793   $  129,066  $  2,976,546
  Operating income.....................       104,939       28,708        9,921       143,568
  Identifiable assets at year-end......     1,111,063      753,254       58,274     1,922,591

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 17--QUARTERLY FINANCIAL DATA (UNAUDITED)

    The following presents certain unaudited quarterly financial data. The amounts differ from the amounts previously reported during fiscal 1996 and 1997 on the Company's Quarterly Reports on Form 10-Q as a result of the restatement of the financial statements to give retroactive effect to the results of the companies acquired during fiscal 1996 and 1997 in business combinations accounted for under the pooling-of-interests method.

                                                     FISCAL 1996 QUARTERS
                                 ------------------------------------------------------------
                                   FIRST       SECOND      THIRD       FOURTH       TOTAL
                                 ----------  ----------  ----------  ----------  ------------
Revenues.......................  $  356,241  $  435,167  $  488,259  $  519,124  $  1,798,791
Gross profit...................      95,589     117,144     131,741     142,747       487,221
Operating income...............       9,244      20,128      27,618      15,939        72,929
Net income.....................       6,509      12,540      16,636       8,033        43,718
Net income per share...........        0.08        0.14        0.19        0.08          0.49
Pro forma income before
  extraordinary items
  (see Note 10)................       4,700       8,612      11,180       6,561        31,053
Pro forma income per share
  before extraordinary items...        0.06        0.10        0.13        0.06          0.35

                                                     FISCAL 1997 QUARTERS
                                 ------------------------------------------------------------
                                   FIRST       SECOND      THIRD       FOURTH       TOTAL
                                 ----------  ----------  ----------  ----------  ------------
Revenues.......................  $  598,060  $  789,472  $  813,296  $  775,516  $  2,976,344
Gross profit...................     169,135     224,700     235,366     230,101       859,302
Operating income...............      31,993      39,164      37,641      34,759       143,557
Net income.....................      18,905      18,320      14,754      14,517        66,496
Net income per share...........        0.18        0.17        0.13        0.12          0.59
Pro forma income before
  extraordinary items
  (see Note 10)................      17,124      16,301      13,551      13,176        60,152
Pro forma income per share
  before extraordinary items...        0.16        0.15        0.12        0.11          0.54

                         MCCOLLAM PRINTERS LIMITED AND
                                  SUBSIDIARIES

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1997

                           MCCOLLAM PRINTERS LIMITED

DIRECTORY

PRINCIPAL ACTIVITY

Printers

PRINCIPAL ADDRESS

30 Constellation Drive

Mairangi Bay Industrial Estate

Mairangi Bay

PRINCIPAL SHAREHOLDERS

NAME                                                                                                  SHAREHOLDING
----------------------------------------------------------------------------------------------------  ------------
Listed Company......................................................................................   23,721,916
                                                                                                      ------------
                                                                                                      ------------

DIRECTORS

E B Allison (Chairman)

A W Harmos

S B McCollam

J P S Hislop

SECRETARY

M W Iles

AUDITORS

Grant Thornton

60 Khyber Pass

Grafton, Auckland

                           MCCOLLAM PRINTERS LIMITED

                                 ANNUAL REPORT
                        FOR THE YEAR ENDED 31 MARCH 1997

The Board of Directors present their Annual Report including financial statements of the company for the year ended 31st March 1997.

As required by section 211 of the Companies Act 1993 we disclose the following information:

- The business of the company is Printing. The nature of the company's business has not changed during the year under review.

- There have been no changes in accounting policies. All policies have been applied on bases consistent with those used in previous years.

-  Directors remuneration paid during the year or due and payable is as follows:

                                                                            1997       1996
                                                                          ---------  ---------
S McCollam..............................................................    199,708    223,885
Chairman................................................................     40,000     35,000
Executive Director......................................................     --          4,375
Non Executive Directors.................................................     45,000     45,000

- Four employees received remuneration and any other benefits of more than $100,000 during the year (Including S McCollam).

1 Employee...............................................    190,000  -- 200,000
2 Employees..............................................    110,000  -- 120,000
1 Employee...............................................    100,000  -- 110,000

-  The following persons were directors of the company at balance date.

       No other person held the office of director at any time during the year.

       E B Allison

       A W Harmos

       S B McCollam

       J P S Hislop

For and on behalf of the Board.

                                                                              30 May 1997
------------------------------------------------
Director

                                                                              30 May 1997
------------------------------------------------
Director

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

                        STATEMENT OF ACCOUNTING POLICIES

                       FOR THE YEAR ENDED 31ST MARCH 1997

REPORTING ENTITY

    The financial statements are those of McCollam Printers Limited and its subsidiaries, Laser Graphics Limited, McCollam Properties Limited, All-Mark Industries Limited and Format Publishers Limited. This group is a reporting entity for the purposes of the Financial Reporting Act 1993. The financial statements have been prepared in accordance with that Act. All dollar amounts are in New Zealand dollars unless specifically identified as another currency.

MEASUREMENT BASE

    - The accounting principles recognised as appropriate for the measurement and reporting of earnings and financial position on a historical cost basis are followed by the group.

    - Reliance is placed on the fact that the group is a going concern.

    - Accrual accounting is used to ensure that revenues earned are matched to expenses incurred.

SPECIFIC ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

    The consolidated financial statements are prepared from the accounts of the company and its subsidiaries, Laser Graphics Limited, McCollam Properties Limited, All-Mark Industries Limited, and Format Publishers Limited, using the purchase method of consolidation. All significant inter-company accounts and transactions are eliminated on consolidation.

DEPRECIATION

    Depreciation is provided using the straight line method which will writeoff all costs over their estimated economic lives, as follows:--

Buildings....................  50 years
Vehicles.....................  5 years
Furniture & Fittings.........  10 years
Major Printing Presses.......  15 years
Computer and Peripherals.....  4 years
Sundry Plant.................  5--10 years

GOODWILL

    Goodwill arising on acquisition is amortised over the period of expected benefit from the investment, which is expected to be 10 years.

FIXED ASSETS

    Fixed assets are recorded at cost less accumulated depreciation.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

                       FOR THE YEAR ENDED 31ST MARCH 1997

ACCOUNTS RECEIVABLE

    Accounts receivable are valued at estimated realisable value after making full provision for identified doubtful debts.

TAXATION

    Taxation charged against the surplus for the year includes both current and deferred tax and is calculated after allowing for permanent differences.

    Deferred taxation calculated using the liability method is accounted for on timing differences between the earnings stated in the financial statements and the assessable income computed for taxation purposes. Deferred taxation is recognised only on those timing differences that are expected to crystallise within the foreseeable future. By recognising these timing differences, the taxation charged in the accounts is directly related to the surplus reported.

INVENTORIES

    Inventories are valued at the lower of cost and net realisable value with appropriate provision for damage or obsolescence. Work-in-progress and completed printing are recorded at material cost only. Cost is determined using the "first-in, first-out method".

CASH FLOW

    Investing activities are those activities relating to the acquisition and disposal of non current assets.

    Financing activities comprise the change in equity and debt capital structure of the group and the cost of servicing equity capital.

    Operating activities include all transactions and other funds that are not financing or investing activities.

INVESTMENTS

    Investments are stated at cost.

LIABILITIES

    Liabilities are stated at the estimated amounts payable and include obligations which can be readily estimated at balance date.

    Current liabilities include the amounts payable in the next financial period.

LEASED ASSETS

    Rental costs in respect of assets under operating leases are charged against surplus in the year of cost incurrance.

CHANGES IN ACCOUNTING POLICIES

    There have been no changes in accounting policies. All policies have been applied on bases consistent with those in previous years.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

                       STATEMENT OF FINANCIAL PERFORMANCE

                                                                                                    YEAR ENDED
                                                                                          ------------------------------
                                                                                          31 MARCH 1997   31 MARCH 1996
                                                                                NOTE            $               $
                                                                                -----     --------------  --------------
SALES......................................................................                  36,186,555      26,505,440
Audit Fees.................................................................                     (36,000)        (23,750)
Bad debts
  Written off..............................................................                      (3,159)        (30,376)
  Changes in Provisions....................................................                     --               72,000
Depreciation...............................................................                  (2,253,438)     (1,615,221)
Directors' Fees............................................................                     (85,000)        (84,375)
Goodwill Amortisation......................................................                    (284,996)        (39,166)
Interest Expense...........................................................                  (1,188,958)       (568,796)
Interest Received..........................................................                     145,923          63,995
Leasing and Rental Expenses................................................                    (345,450)       (139,756)
Other Operating Expenses...................................................                 (27,087,106)    (19,407,198)
                                                                                          --------------  --------------
SURPLUS BEFORE TAXATION....................................................                   5,048,371       4,732,797
Taxation...................................................................           1      (1,735,171)     (1,608,214)
                                                                                          --------------  --------------
NET SURPLUS AFTER TAXATION.................................................                   3,313,200       3,124,583
                                                                                          --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

                        STATEMENT OF MOVEMENT IN EQUITY

                                                                                                    YEAR ENDED
                                                                                          ------------------------------
                                                                                          31 MARCH 1997   31 MARCH 1996
                                                                                NOTE            $               $
                                                                                -----     --------------  --------------
EQUITY AT BEGINNING OF YEAR................................................                  14,834,195      12,539,724
Net Surplus................................................................                   3,313,200       3,124,583
                                                                                          --------------  --------------
TOTAL RECOGNISED REVENUES AND EXPENSES
  FOR THE PERIOD...........................................................                   3,313,200       3,124,583
Distribution to Shareholders...............................................           6      (1,058,396)     (1,948,074)
Contributions from Shareholders............................................                   5,459,463       1,117,962
                                                                                          --------------  --------------
EQUITY AT END OF YEAR......................................................                  22,548,462      14,834,195
                                                                                          --------------  --------------
                                                                                          --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

                        STATEMENT OF FINANCIAL POSITION

                                                                                                    YEAR ENDED
                                                                                          ------------------------------
                                                                                          31 MARCH 1997   31 MARCH 1996
                                                                                NOTE            $               $
                                                                                -----     --------------  --------------
SHAREHOLDERS EQUITY
Issued Capital.............................................................           2      11,860,958      10,453,290
Retained Earnings..........................................................           2       5,826,806       3,588,002
Capital Reserves...........................................................           2          22,275           6,275
Share Premium Reserve......................................................           2       4,838,423         786,628
                                                                                          --------------  --------------
TOTAL SHAREHOLDERS EQUITY..................................................                  22,548,462      14,834,195
                                                                                          --------------  --------------
NON-CURRENT LIABILITIES
Provision for Deferred Tax.................................................           3       1,070,133         813,034
Term Loans.................................................................           4      18,790,643      10,492,500
                                                                                          --------------  --------------
Total Non-Current Liabilities..............................................                  19,860,776      11,305,534
                                                                                          --------------  --------------
CURRENT LIABILITIES
Accounts Payable and Accruals..............................................                   4,072,455       2,657,600
Bank Overdraft.............................................................           5         --              148,647
Provision for Dividend.....................................................           6         --            1,202,128
Current Portion Term Liability.............................................           4       4,071,197          90,000
                                                                                          --------------  --------------
Total Current Liabilities..................................................                   8,143,652       4,098,375
                                                                                          --------------  --------------
TOTAL FUNDS EMPLOYED.......................................................                  50,552,890      30,238,104
                                                                                          --------------  --------------
NON-CURRENT ASSETS
Investments................................................................           7         152,499         121,028
Fixed Assets...............................................................           8      35,021,734      19,245,785
Intangible Assets..........................................................           9       5,025,838       2,310,834
                                                                                          --------------  --------------
Total Non-Current Assets...................................................                  40,200,071      21,677,647
                                                                                          --------------  --------------
CURRENT ASSETS
Cash and Bank Balances.....................................................                     423,693         950,036
Accounts Receivable........................................................                   7,166,755       5,420,415
Prepayments................................................................                     120,541          85,384
Inventories................................................................          10       2,088,358       1,733,840
Loans to Employees.........................................................                      85,942          60,963
Taxation Refund............................................................                     467,530         309,819
                                                                                          --------------  --------------
Total Current Assets.......................................................                  10,352,819       8,560,457
                                                                                          --------------  --------------
TOTAL ASSETS...............................................................                  50,552,890      30,238,104
                                                                                          --------------  --------------

For and on behalf of the Board

----------------------------------------   ----------------------------------------
Director                                   Director

Auckland, 30 May 1997

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

                            STATEMENT OF CASH FLOWS

                                                                                              YEAR ENDED
                                                                                    ------------------------------
                                                                                    31 MARCH 1997   31 MARCH 1996
                                                                                          $               $
                                                                                    --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Cash was provided from:
  Receipts from customers.........................................................     35,440,050      26,757,791
  Interest received...............................................................        145,923          63,995
Cash was applied to:
  Payments to suppliers and employees.............................................    (26,863,001)    (19,319,064)
  Interest paid...................................................................     (1,217,247)       (575,267)
  Taxation........................................................................     (1,635,783)     (1,573,323)
  GST.............................................................................        (90,533)        (91,504)
                                                                                    --------------  --------------
NET CASH FLOWS FROM OPERATING ACTIVITIES..........................................      5,779,409       5,262,628
                                                                                    --------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES
Cash was provided from:
  Sale of fixed assets............................................................        253,345         152,567
Cash was applied to:
  Purchase of Investments.........................................................        (31,471)        (51,056)
  Purchase of fixed assets........................................................     (7,611,822)     (3,306,428)
  Purchase of Format Publishers
    (1996 All-Mark Industries)....................................................     (8,976,322)     (7,340,435)
                                                                                    --------------  --------------
NET CASH FLOWS USED IN INVESTING ACTIVITIES.......................................    (16,366,270)    (10,545,352)
                                                                                    --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES
Cash was provided from:
  Other Loans.....................................................................         34,934          34,828
  Loans received..................................................................      7,000,271       5,807,500
  Issue of shares.................................................................      5,459,463       1,117,962
Cash was applied to:
  Repayment of loans..............................................................        (24,979)        --
  Dividend paid...................................................................     (2,260,524)     (1,515,946)
                                                                                    --------------  --------------
NET CASH FLOWS FROM FINANCING ACTIVITIES..........................................     10,209,165       5,444,344
                                                                                    --------------  --------------
Net increase/(decrease) in cash...................................................       (377,696)        161,620
Opening cash balance..............................................................        801,389         639,769
                                                                                    --------------  --------------
CLOSING CASH BALANCE..............................................................        423,693         801,389
                                                                                    --------------  --------------
Comprising:
Cash and Bank Balances............................................................        423,693         950,036
Overdraft.........................................................................        --             (148,647)
                                                                                    --------------  --------------
                                                                                          423,693         801,389
                                                                                    --------------  --------------
                                                                                    --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

          RECONCILIATION WITH REPORTED OPERATING PROFIT AFTER TAXATION

                                                                                              YEAR ENDED
                                                                                    ------------------------------
                                                                                    31 MARCH 1997   31 MARCH 1996
                                                                                          $               $
                                                                                    --------------  --------------
NET SURPLUS FOR THE YEAR..........................................................      3,313,200       3,124,583

Add back non-cash items:
  Depreciation....................................................................      2,253,438       1,615,221
  Goodwill amortisation...........................................................        284,996          39,166
Add Deferred Tax Movement.........................................................        257,099         336,083
                                                                                    --------------  --------------
                                                                                        6,108,733       5,115,053
Plus items included in Investing/Financing Activities.............................        575,015       2,434,463
                                                                                    --------------  --------------
                                                                                        6,683,748       7,549,516
                                                                                    --------------  --------------
MOVEMENTS IN WORKING CAPITAL
(Decrease)/Increase in Accounts Receivable........................................     (1,746,340)     (1,343,128)
(Decrease)/Increase in Prepayments................................................        (35,157)        (53,929)
(Decrease)/Increase in Inventories................................................       (354,518)     (1,224,658)
(Decrease)/Increase in Loans to Employees.........................................        (24,979)         34,828
(Decrease)/Increase in Taxation...................................................       (158,200)       (309,672)
(Decrease)/Increase in Account Payables & Accruals................................      1,414,855         609,671
                                                                                    --------------  --------------
NET CASH FLOWS FROM OPERATING ACTIVITIES..........................................      5,779,409       5,262,628
                                                                                    --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                           MCCOLLAM PRINTERS LIMITED

                       STATEMENT OF FINANCIAL PERFORMANCE

                                                                                                    YEAR ENDED
                                                                                          ------------------------------
                                                                                          31 MARCH 1997   31 MARCH 1996
                                                                                NOTE            $               $
                                                                                -----     --------------  --------------
SALES......................................................................                  21,151,173      20,938,182
                                                                                          --------------  --------------
Audit Fees.................................................................                     (18,500)        (14,000)
Bad Debts
  Written off..............................................................                        (593)        (25,376)
  Changes in Provisions....................................................                     --               72,000
Depreciation...............................................................                  (1,087,822)     (1,004,923)
Directors' Fees............................................................                     (85,000)        (84,375)
Dividends Received.........................................................                     500,000         750,000
Interest Expense...........................................................                  (1,036,857)       (457,475)
Interest Received..........................................................                     892,650         152,676
Leasing and Rental Expenses................................................                    (308,106)       (291,109)
Other Operating Expenses...................................................                 (16,545,802)    (15,939,881)
                                                                                          --------------  --------------
SURPLUS BEFORE TAXATION....................................................                   3,461,143       4,095,719
Taxation...................................................................           1        (881,542)      1,118,276
                                                                                          --------------  --------------
NET SURPLUS AFTER TAXATION.................................................                   2,579,601       2,977,443
                                                                                          --------------  --------------
                                                                                          --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                           MCCOLLAM PRINTERS LIMITED

                        STATEMENT OF MOVEMENT IN EQUITY

                                                                                                    YEAR ENDED
                                                                                          ------------------------------
                                                                                          31 MARCH 1997   31 MARCH 1996
                                                                                NOTE            $               $
                                                                                -----     --------------  --------------
EQUITY AT BEGINNING OF YEAR................................................                  13,711,775      11,564,444
Net Surplus................................................................                   2,579,601       2,977,443
                                                                                          --------------  --------------

TOTAL RECOGNISED REVENUES AND EXPENSES FOR THE PERIOD......................                   2,579,601       2,977,443
Distribution to Shareholders...............................................           6      (1,058,396)     (1,948,074)
Contributions from Shareholders............................................                   5,459,463       1,117,962
                                                                                          --------------  --------------
EQUITY AT END OF YEAR......................................................                  20,692,443      13,711,775
                                                                                          --------------  --------------
                                                                                          --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                           MCCOLLAM PRINTERS LIMITED

                        STATEMENT OF FINANCIAL POSITION

                                                                                                    YEAR ENDED
                                                                                          ------------------------------
                                                                                          31 MARCH 1997   31 MARCH 1996
                                                                                NOTE            $               $
                                                                                -----     --------------  --------------
SHAREHOLDERS EQUITY
Issued Capital.............................................................           2      11,860,958      10,453,290
Retained Earnings..........................................................           2       3,970,787       2,465,582
Capital Reserves...........................................................           2          22,275           6,275
Share Premium Reserve......................................................           2       4,838,423         786,628
                                                                                          --------------  --------------
TOTAL SHAREHOLDERS EQUITY..................................................                  20,692,443      13,711,775
                                                                                          --------------  --------------
                                                                                          --------------  --------------
NON-CURRENT LIABILITIES
Provision for Deferred Tax.................................................           3         943,957         757,789
Term Loans.................................................................           4      11,068,941       9,500,000
                                                                                          --------------  --------------
Total Non-Current Liabilities..............................................                  12,012,898      10,257,789
                                                                                          --------------  --------------
CURRENT LIABILITIES
Accounts Payable and Accruals..............................................                   1,463,520       1,405,998
Bank Overdraft.............................................................           5         --              338,076
Provision for Dividend.....................................................           6         --            1,202,128
Current Portion Term Liabilties............................................                   3,018,944         --
Intercompany Loan..........................................................                     480,298         --
                                                                                          --------------  --------------
Total Current Liabilities..................................................                   4,962,762       2,946,202
                                                                                          --------------  --------------
TOTAL FUNDS EMPLOYED.......................................................                  37,668,103      26,915,766
                                                                                          --------------  --------------
                                                                                          --------------  --------------
NON-CURRENT ASSETS
Investments................................................................           7       1,164,559       1,106,728
Fixed Assets...............................................................           8      13,457,580      11,232,805
                                                                                          --------------  --------------
Total Non-Current Assets...................................................                  14,622,139      12,339,533
                                                                                          --------------  --------------
CURRENT ASSETS
Cash and Bank Balances.....................................................                     101,953         650,323
Accounts Receivable........................................................                   3,659,432       3,394,657
Intercompany Loans.........................................................                  18,470,038       9,857,864
Loans to Employees.........................................................                      36,000          40,883
Prepayments................................................................                      68,870          25,853
Inventories................................................................          10         347,829         329,485
Taxation Refund............................................................                     361,842         277,168
                                                                                          --------------  --------------
Total Current Assets.......................................................                  23,045,964      14,576,233
                                                                                          --------------  --------------
TOTAL ASSETS...............................................................                  37,688,103      26,915,766
                                                                                          --------------  --------------
                                                                                          --------------  --------------

For and on behalf of the Board

Director                                      Director

Auckland
30 May 1997

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                           MCCOLLAM PRINTERS LIMITED

                            STATEMENT OF CASH FLOWS

                                                                                              YEAR ENDED
                                                                                    ------------------------------
                                                                                    31 MARCH 1997   31 MARCH 1996
                                                                                          $               $
                                                                                    --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Cash was provided from:
  Receipts from customers.........................................................     20,915,817      20,994,407
  Interest received...............................................................        892,650         156,676
  Dividend received...............................................................        500,000         750,000
Cash was applied to:
  Payments to suppliers and employees.............................................    (16,945,002)    (16,371,238)
  GST.............................................................................        (57,307)        (75,506)
  Interest paid...................................................................     (1,036,857)       (463,945)
  Taxation........................................................................       (780,048)     (1,049,610)
                                                                                    --------------  --------------
NET CASH FLOWS FROM OPERATING ACTIVITIES..........................................      3,489,253       3,936,784

CASH FLOWS FROM INVESTING ACTIVITIES
Cash was provided from:
  Sale of fixed assets............................................................         16,000          29,565
Cash was applied to:
  Purchase of investment..........................................................        (57,831)        (51,056)
  Purchase of fixed assets........................................................     (3,312,597)     (2,179,164)
  Additional Format Publishers
  (1996 All-Mark Industries)......................................................     (8,976,322)     (6,678,000)
  Additional capital in subsidiary................................................        --             (600,000)
                                                                                    --------------  --------------
NET CASH FLOWS USED IN INVESTING ACTIVITIES.......................................    (12,330,750)     (9,478,655)
                                                                                    --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES
Cash was provided from:
  Loans received..................................................................      5,432,394       6,000,000
  Issue of shares.................................................................      5,459,463       1,117,962
  Cash was applied to:
  Dividend paid...................................................................     (2,260,524)     (1,515,946)
                                                                                    --------------  --------------
NET CASH FLOWS FROM FINANCING ACTIVITIES..........................................      8,631,333       5,602,016

Net increase/(decrease) in cash...................................................       (210,164)         60,145
Opening cash balance..............................................................        312,117         251,972
                                                                                    --------------  --------------
CLOSING CASH BALANCE..............................................................        101,953         312,117

Comprising:
Bank Balances.....................................................................        101,953         650,193
Overdraft.........................................................................        --             (338,076)
                                                                                    --------------  --------------
                                                                                          101,953         312,117
                                                                                    --------------  --------------
                                                                                    --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                           MCCOLLAM PRINTERS LIMITED

             RECONCILIATION WITH REPORTED NET PROFIT AFTER TAXATION

                                                                                              YEAR ENDED
                                                                                    ------------------------------
                                                                                    31 MARCH 1997   31 MARCH 1996
                                                                                          $               $
                                                                                    --------------  --------------
NET SURPLUS FOR THE YEAR..........................................................      2,579,601       2,977,443
Add back non-cash items
    Depreciation..................................................................      1,087,822       1,004,923
    Movement in Tax Balances......................................................        186,168         336,340
                                                                                    --------------  --------------
                                                                                        3,853,591       4,318,706
Plus items included in Investing/Financing Activities.............................      5,096,999       7,278,000
                                                                                    --------------  --------------
                                                                                        8,950,590      11,596,706
                                                                                    --------------  --------------
MOVEMENTS IN WORKING CAPITAL
Increase in Loans Receivable......................................................      3,499,242         --
(Decrease) / Increase in Accounts Payable.........................................       (264,775)         63,253
(Decrease)/ Loans payable.........................................................     (8,607,291)     (7,319,227)
(Decrease)/Increase in Inventories................................................        (18,344)        127,166
(Increase) in Prepayments.........................................................        (43,017)         (6,471)
(Decrease) in Accounts Payable & Accruals.........................................         57,522        (256,970)
(Decrease) in Taxation............................................................        (84,674)       (267,673)
                                                                                    --------------  --------------
NET CASH FLOWS FROM OPERATING ACTIVITIES..........................................      3,489,253       3,936,784
                                                                                    --------------  --------------

          The Statement of Accounting Policies and Notes form part of, and should be read in conjunction with these Financial Statements.

                 McCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                             NOTES TO THE ACCOUNTS
                       For the Year Ended 31st March 1997

1 TAXATION

    (a) INCOME TAX EXPENSES

                                                                                  YEAR ENDED
                                                                ----------------------------------------------
                                                                        GROUP                   PARENT
                                                                ----------------------  ----------------------
                                                                 31 MARCH    31 MARCH    31 MARCH    31 MARCH
                                                                   1997        1996        1997        1996
                                                                    $           $           $           $
                                                                ----------  ----------  ----------  ----------
Income before taxation........................................   5,048,371   4,732,797   3,461,143   4,095,719
                                                                ----------  ----------  ----------  ----------
Taxation at 33%...............................................   1,665,962   1,561,823   1,142,177   1,351,587
Tax effect tax loss offset....................................      --          --         (97,461)     --
Non deductible expenses (tax effect)..........................      74,567      47,543       3,720      14,977
Taxation adjustment re dividend received......................      --          --        (165,000)   (247,500)
Taxation overprovided in prior year...........................      (5,358)     (1,152)     (1,894)       (788)
                                                                ----------  ----------  ----------  ----------
Taxation expense..............................................   1,735,171   1,608,214     881,542   1,118,276
                                                                ----------  ----------  ----------  ----------
Adjusted by:
  Timing Differences (Tax effect).............................    (257,099)   (336,083)   (186,168)   (336,340)
                                                                ----------  ----------  ----------  ----------
Current Portion of Tax Change.................................   1,478,092   1,272,131     695,374     781,936
                                                                ----------  ----------  ----------  ----------

    (b) IMPUTATION CREDITS

                                                                                  YEAR ENDED
                                                               ------------------------------------------------
                                                                        GROUP                   PARENT
                                                               -----------------------  -----------------------
                                                                31 MARCH     31 MARCH    31 MARCH     31 MARCH
                                                                  1997         1996        1997         1996
                                                                    $           $            $           $
                                                               -----------  ----------  -----------  ----------
Opening Balance..............................................    1,982,553   1,155,889    1,566,630     894,276
Imputation credits attached to Dividends Received............      --           --          246,269     369,403
Taxation Paid................................................    1,660,885   1,596,271      780,050   1,059,893
Imputation credits attached to Dividends Paid................   (1,113,393)   (746,659)  (1,113,393)   (746,659)
Tax Refund...................................................      (32,832)    (22,948)     --          (10,283)
                                                               -----------  ----------  -----------  ----------
Closing Balance..............................................    2,497,213   1,982,553    1,479,556   1,566,630
                                                               -----------  ----------  -----------  ----------

2 SHAREHOLDERS EQUITY

                                                                                   GROUP AND
                                                                                    PARENT
                                                                                 -------------
ISSUED CAPITAL AS AT 31 MARCH 1996.............................................    10,453,290
261,336 ordinary shares of 50c each fully paid issued, to Group executives in
  terms of the executive share option scheme 19 December 1996..................       130,668
2,554,000 ordinary shares of 50c each fully paid issued in part payment for the
  acquisition of Format Publishers Ltd, 1st February 1997......................     1,277,000
                                                                                 -------------
ISSUED CAPITAL AS AT 31 MARCH 1997.............................................    11,860,958
                                                                                 -------------
                                                                                 -------------

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

2 SHAREHOLDERS EQUITY (CONTINUED)
AUTHORISED SHARE CAPITAL

    On 2 November 1994 the authorised share capital of McCollam Printers Limited was increased to $25,000,000 by the creation of 34,456,088 50c shares ranking equally in all respects with the existing ordinary shares in the capital of the company.

    As at the 31 March 1997 26,278,084 shares of 50c remain unissued.

    (The ordinary shares carry full voting rights)

                                                                                 YEAR ENDED
                                                             --------------------------------------------------
                                                                      GROUP                     PARENT
                                                             ------------------------  ------------------------
                                                              31 MARCH     31 MARCH     31 MARCH     31 MARCH
                                                                1997         1996         1997         1996
RETAINED EARNINGS                                                 $            $            $            $
-----------------------------------------------------------  -----------  -----------  -----------  -----------
Opening balance............................................    3,588,002    2,411,493    2,465,582    1,436,213
Net profit after taxation..................................    3,313,200    3,124,583    2,579,601    2,977,443
Interim dividend paid......................................   (1,058,396)    (745,946)  (1,058,396)    (745,946)
Final dividend provided....................................      --        (1,202,128)     --        (1,202,946)
Transfer in Capital Reserve................................      (16,000)     --           (16,000)     --
                                                             -----------  -----------  -----------  -----------
CLOSING BALANCE............................................    5,826,806    3,588,002    3,970,787    2,465,582
                                                             -----------  -----------  -----------  -----------

CAPITAL RESERVES                                                             GROUP AND PARENT
---------------------------------------------------------------------------  -----------------
BALANCE AS AT 31 MARCH 1996................................................           6,275
Capital Gain on Sale of Assets.............................................          16,000
                                                                                    -------
BALANCE AS AT 31 MARCH 1997................................................     $    22,275
                                                                                    -------
                                                                                    -------

    The directors are of the opinion that the capital reserves would be distributable tax free.

SHARE PREMIUM RESERVE                                                        GROUP AND PARENT
---------------------------------------------------------------------------  -----------------
Balance at 31 March 1996...................................................          786,628
Share premium arising on the issue of 2,554,000 shares to the vendors of
  Format Publishers Ltd and the exercise of 261,336 options under the
  Executive Share option scheme............................................        4,051,795
                                                                             -----------------
BALANCE AS AT 31 MARCH 1997................................................    $   4,838,423
                                                                             -----------------
                                                                             -----------------

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

3 DEFERRED TAXATION

                                                                                        YEAR ENDED
                                                                     -------------------------------------------------
                                                                              GROUP                    PARENT
                                                                     -----------------------  ------------------------
                                                                      31 MARCH    31 MARCH     31 MARCH     31 MARCH
                                                                        1997        1996         1997         1996
                                                                         $            $            $            $
                                                                     ----------  -----------  -----------  -----------
Opening Balance....................................................     813,034     476,951      757,789      421,449
Current Period Movement............................................     257,099     336,083      186,168      336,340
                                                                     ----------  -----------  -----------  -----------
CLOSING BALANCE....................................................   1,070,133     813,034      943,957      757,789
                                                                     ----------  -----------  -----------  -----------

4 LOANS

                                                                                  YEAR ENDED
                                                             ----------------------------------------------------
                                                                       GROUP                      PARENT
                                                             --------------------------  ------------------------
                                                               31 MARCH      31 MARCH      31 MARCH     31 MARCH
                                                                 1997          1996          1997         1996
                                                                  $             $             $            $
                                                             ------------  ------------  ------------  ----------
Bank Loans.................................................    17,697,500    10,582,500    14,050,000   9,500,000
Other Financial Institutions...............................     5,164,340       --             37,885      --
                                                             ------------  ------------  ------------  ----------
                                                               22,861,840    10,582,500    14,087,885   9,500,000
Less Current Portion.......................................     4,071,197        90,000     3,018,944      --
                                                             ------------  ------------  ------------  ----------
TERM PORTION...............................................    18,790,643    10,492,500    11,068,941   9,500,000
                                                             ------------  ------------  ------------  ----------

    The bank loans to the group have been provided by the ANZ Banking Group and are secured by debenture charges over the assets of all Group Companies, except All-Mark Industries Ltd, together with a first mortgage over McCollam Properties Limited's freehold land. Cross guarantees between McCollam Printers Limited, Laser Graphics Limited and McCollam Properties Limited have been provided.

    These loans are for 2 years. Interest rates on the loans were 8.99% per annum.

5 BANK OVERDRAFT

    The bank overdraft is secured by debenture charges in favour of the ANZ Banking Group Ltd over the assets of all Group Companies, except All-Mark Industries Ltd. Cross guarantees between McCollam Printers Limited, Laser Graphics Limited, McCollam Properties Limited have been provided. Interest rates charged are currently 10.0% per annum. This is a floating rate set by the bank.

6 DIVIDENDS

    An interim dividend was declared and paid from reserves during the year totalling $1,058,396. There was no final dividend declared for the year.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

7 INVESTMENTS

                                                                                       YEAR ENDED
                                                                    ------------------------------------------------
                                                                             GROUP                    PARENT
                                                                    ------------------------  ----------------------
                                                                     31 MARCH     31 MARCH     31 MARCH    31 MARCH
                                                                       1997         1996         1997        1996
                                                                         $            $           $           $
                                                                    -----------  -----------  ----------  ----------
Shares in Subsidiaries............................................      --           --        1,055,672   1,055,672
Other Investments.................................................     152,499      121,028      108,887      51,056
                                                                    -----------  -----------  ----------  ----------
                                                                       152,499      121,028    1,164,559   1,106,728
                                                                    -----------  -----------  ----------  ----------

8 FIXED ASSETS

                                                                                           GROUP
                                                                          ----------------------------------------
                                                                                        ACCUMULATED
                                                                              COST      DEPRECIATION   BOOK VALUE
AS AT 31 MARCH 1997                                                            $             $             $
------------------------------------------------------------------------  ------------  ------------  ------------
Plant...................................................................    28,593,883    4,429,139     24,164,744
Land and buildings......................................................     6,951,560      108,501      6,843,059
Other fixed assets......................................................     6,285,269    2,271,338      4,013,931
                                                                          ------------  ------------  ------------
TOTAL FIXED ASSETS......................................................    41,830,712    6,808,978     35,021,734
                                                                          ------------  ------------  ------------

                                                                                           GROUP
                                                                          ----------------------------------------
                                                                                        ACCUMULATED
                                                                              COST      DEPRECIATION   BOOK VALUE
AS AT 31 MARCH 1996                                                            $             $             $
------------------------------------------------------------------------  ------------  ------------  ------------
Plant...................................................................    16,582,162    3,089,385     13,492,777
Land and buildings......................................................     3,801,805       61,964      3,739,841
Other fixed assets......................................................     3,481,516    1,468,349      2,013,167
                                                                          ------------  ------------  ------------
ASSETS..................................................................    23,865,483    4,619,698     19,245,785
                                                                          ------------  ------------  ------------

                                                                                           GROUP
                                                                          ----------------------------------------
                                                                                        ACCUMULATED
                                                                              COST      DEPRECIATION   BOOK VALUE
AS AT 31 MARCH 1997                                                            $             $             $
------------------------------------------------------------------------  ------------  ------------  ------------
Plant...................................................................    14,523,909    2,634,314     11,889,595
Other Fixed Assets......................................................     3,032,597    1,464,612      1,567,985
                                                                          ------------  ------------  ------------
TOTAL FIXED ASSETS......................................................    17,556,506    4,098,926     13,457,580
                                                                          ------------  ------------  ------------

                                                                                           GROUP
                                                                          ----------------------------------------
                                                                                        ACCUMULATED
                                                                              COST      DEPRECIATION   BOOK VALUE
AS AT 31 MARCH 1996                                                            $             $             $
------------------------------------------------------------------------  ------------  ------------  ------------
Plant...................................................................    12,325,926    1,933,036     10,392,890
Other Fixed Assets......................................................     1,817,666      977,751        839,915
                                                                          ------------  ------------  ------------
TOTAL FIXED ASSETS......................................................    14,143,592    2,910,787     11,232,805
                                                                          ------------  ------------  ------------

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

8 FIXED ASSETS (CONTINUED)
    Other fixed assets include motor vehicles, leasehold improvements, office equipment and furniture and fittings.

    The Directors consider that values recorded for land and buildings represent their fair value.

9 INTANGIBLE ASSETS

                                                                                  YEAR ENDED
                                                                ----------------------------------------------
                                                                        GROUP                   PARENT
                                                                ----------------------  ----------------------
                                                                 31 MARCH    31 MARCH    31 MARCH    31 MARCH
                                                                   1997        1996        1997        1996
                                                                    $           $           $           $
                                                                ----------  ----------  ----------  ----------
Goodwill at cost..............................................   5,350,000   2,350,000      --          --
Accumulated amortisation......................................    (324,162)    (39,166)     --          --
                                                                ----------  ----------  ----------  ----------
TOTAL INTANGIBLE ASSETS.......................................   5,025,838   2,310,834      --          --
                                                                ----------  ----------  ----------  ----------

    The increase in goodwill arose from the acquisition of Format Publishers Ltd and is made up as follows:

Intellectual Property Rights....................................    378,166
Other...........................................................  2,621,834
                                                                  ---------
                                                                  $3,000,000
                                                                  ---------
                                                                  ---------

    The goodwill is being amortised over 10 years.

10 INVENTORIES

                                                                                         AS AT
                                                                    ------------------------------------------------
                                                                            GROUP                    PARENT
                                                                    ----------------------  ------------------------
                                                                     31 MARCH    31 MARCH    31 MARCH     31 MARCH
                                                                       1997        1996        1997         1996
                                                                        $           $            $            $
                                                                    ----------  ----------  -----------  -----------
Raw materials.....................................................     763,106     853,970     292,176      259,448
Work-in-progress..................................................     124,667     147,359      55,653       70,037
Finished Goods....................................................   1,200,585     732,511      --           --
                                                                    ----------  ----------  -----------  -----------
TOTAL INVENTORIES.................................................   2,088,358   1,733,840     347,829      329,485
                                                                    ----------  ----------  -----------  -----------

11 ACQUISITION OF SUBSIDIARIES

    On 1st February 1997, the business and goodwill of Format Publishers Limited was acquired for $8,976,322.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

11 ACQUISITION OF SUBSIDIARIES (CONTINUED)
    This consideration was paid to the vendors as follows:--

                                                                             GROUP AND PARENT
                                                                             -----------------
The issue of 2,554,000 ordinary fully paid shares of $2.00.................        5,108,000
Cash.......................................................................        3,868,322
                                                                             -----------------
                                                                               $   8,976,322
                                                                             -----------------
                                                                             -----------------

    The trading results of this business have been included in the consolidated statement of financial performance since that date.

    Format Publishers Limited is a printing company.

12 RELATED PARTY TRANSACTIONS

    All operating companies have paid professional fees to the accounting and legal firms of which J P S Hislop and A W Harmos, Directors, are partners. The fees were charged on normal terms and conditions. Payment is made on a normal monthly basis.

    Group Companies providing goods and services to each other in the normal course of business. All significant inter-company sales have been eliminated on consolidation.

13 FINANCIAL INSTRUMENTS

CREDIT RISK

    Financial instruments which potentially subject the group to credit risk principally consist of bank balances and accounts receivable.

    The group performs credit evaluations on all customers requiring credit and generally does not require collateral. The group is not exposed to any concentrations of credit risk.

FOREIGN EXCHANGE RISK

    There was no significant foreign exchange risk at balance date.

CREDIT FACILITIES AND INTEREST RATE RISK

    The group has a total bank funding facility of $20,507,500. [As at balance date $17,697,500 has been borrowed by the group.] Interest rates on fixed term funding are set at a margin above the 30 day bank bill rate. Overdraft interest rates are 10.0% per annum.

FAIR VALUE

    There is no material difference between the carrying amounts and the estimated fair values of the group's financial assets and liabilities as at 31 March 1997.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

14 COMMITMENTS AND CONTINGENT LIABILITIES

    McCollam Printers Limited and Laser Graphics Limited have executed debentures in favour of the ANZ Banking Group and McCollam Properties Limited has granted a first mortgage over its freehold property in favour of the bank. These facilities were granted to secure bank funding. Cross guarantees have been provided by McCollam Printers Limited, Laser Graphics Limited, McCollam Properties Limited. Allmark Industries Limited committed to purchase of plant totalling $1,222,707 at balance date.

15 LEASE COMMITMENTS

OPERATING LEASE COMMITMENTS

                                                                                        YEAR ENDED
                                                                     -------------------------------------------------
                                                                              GROUP                    PARENT
                                                                     -----------------------  ------------------------
                                                                      31 MARCH    31 MARCH     31 MARCH     31 MARCH
                                                                        1997        1996         1997         1996
                                                                         $            $            $            $
                                                                     ----------  -----------  -----------  -----------
Non-Cancellable operating lease rentals are payable as follows
Not later than one year............................................     302,086     183,921       54,903       57,238
Later than one year but not later than two years...................     574,672      80,887       43,397       54,903
Later than two years but not later than five years.................   1,431,410      12,655       --            9,077

16 EMPLOYEE SHARE PURCHASE SCHEME

    On 11 November 1994 McCollam Printers Limited established an Employee Share Purchase Scheme which operates under Section DF7 of the Income Tax Act 1994 for the benefit of eligible employees of the operating companies of the group.

    176,000 fully paid ordinary shares of 50c, representing .9% of paid up capital in McCollam Printers Ltd were purchased by the Trustee at a cost of $1.02 per share. McCollam Printers Limited advanced the sum of $179,520 to the Trustees to finance the purchase of the shares and is to be repaid from the proceeds of shares transferred to participating employees. This loan is on demand and interest free.

    Participating employees are entitled to finance purchases of shares through interest free loans from their employing company. These loans are to be repaid through payroll deductions over a maximum of three years after which the shares will be transferred to the respective employees. As at 31 March 1997, shares remaining in the scheme have been allocated as follows:-

To employees of McCollam Printers Ltd......................     76,600
To employees of Laser Graphics Ltd.........................                41,300
To employees of All Mark Industries Ltd....................     17,500
Held by the Trustee for the benefit of future eligible
  employees................................................                38,400
                                                                        ---------
                                                                          173,800
                                                                        ---------
                                                                        ---------

    The above shares are not subject to put or call options.

    The voting rights relating to these shares remain with the Trustee of the scheme until the shares are transferred to the employee in accordance with the scheme's rules.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

16 EMPLOYEE SHARE PURCHASE SCHEME (CONTINUED)
    McCollam Properties Limited is the Trustee for the Employees Share Purchase Scheme. McCollam Printers Limited has the power to appoint the Trustee(s) of the scheme.

17 EXECUTIVE SHARE OPTION SCHEME

    The group has granted options to 14 executives to subscribe for a total of 713,000 shares in the group. 150,000 of the options have been granted to Steven McCollam. No consideration is payable by employees in respect of the options.

    The executives may exercise up to 1/3rd of the options issued to them each year for three years. The option price for all executives except Steven McCollam in each of the three years is as follows:--

       Year 1 -- $1.26

       Year 2 -- $1.32

       Year 3 -- $1.39

    The options for Steven McCollam are exercised in the same terms as for the executives with the exception that his option prices are as follows:--

       Year 1 -- $1.32

       Year 2 -- $1.45

       Year 3 -- $1.60

    During the year executives exercised options for 261,336 shares in accordance with the scheme and paid the company $351,463.

18 SUBSIDIARY COMPANIES

    At 31 March 1997 the operating subsidiaries of McCollam Printers Limited and their activities were as follows:--

                                                    PERCENTAGE                       NATURE OF
                                                      HOLDING                        ACTIVITIES
                                                    -----------  --------------------------------------------------
Laser Graphics Limited............................        100%   Pre-press company producing filmwork and plates
McCollam Properties Limited.......................        100%   Property owning company
All-Mark Industries Limited.......................        100%   Label printing and variable information systems
                                                                 company
Format Publishers Limited.........................        100%   Printing company

    All subsidiaries have 31 March balance dates.

                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES
                       NOTES TO THE ACCOUNTS (CONTINUED)
                       FOR THE YEAR ENDED 31ST MARCH 1997

19 SUBSEQUENT EVENTS

    The following subsequent events occurred after balance date:--

       The premises at 30 Constellation Drive, Mirangi Bay, owned by McCollam Properties Limited was sold and leased back to McCollam Printers Limited and Laser Graphics Limited.

       The shares in McCollam Printers Limited were acquired, effective 4 June 1997, by Blue Star Group Limited and McCollam Printers Limited was delisted from the Stock Exchange, and a new board of Directors was appointed.

                          OTHER STATUTORY INFORMATION

DISCLOSURE OF INTEREST

    The following general disclosures of interest pursuant to Section 140(2) of the Companies Act 1993 have been received.

Mr A W Harmos...................  Partner: Russell McVeagh McKenzie Bartleet & Co.
Mr J P S Hislop.................  Director: Hector Lang Investments Ltd (formerly McCollam
                                  Group Holdings Ltd). Partner: Blackmore Hearne & Virtue
Mr S B McCollam.................  Director: Hector Lang Investments Ltd (formerly McCollam
                                  Group Holdings Ltd).
Mr E B Allison..................  Chairman: Gallager Mailing Services Limited
                                  Chairman: Wang New Zealand Limited
                                  Chairman: Zuellig New Zealand Limited
                                  Director: Designer Textiles Limited
                                  Director: New Zealand Dairy Group of Companies

SHARE DEALINGS

    The Board has received the following disclosure of dealings in the company's ordinary shares pursuant to Section 148 of the Companies Act 1993.

ACQUISITIONS/DISPOSALS

                                                                              NUMBER OF
                                                                               SHARES     CONSIDERATION    DATE
                                                                             -----------  -------------  ---------
Mr S B McCollam............................................................      50,000     $  72,500     18/12/96

DIRECTORS' INDEMNITY AND INSURANCE

    The company has insured all the Directors of its subsidiaries against liabilities to other parties, (except the company or a related party of the company) that may arise from their positions as Directors. The insurance does not cover liabilities arising from criminal actions.

                                  AUDIT REPORT
                             TO THE SHAREHOLDERS OF
                 MCCOLLAM PRINTERS LIMITED AND ITS SUBSIDIARIES

    We have audited the financial statements on pages 3 to 25. The financial statements provide information about the past financial performance and financial position of the Company and Group as at 31 March 1997. This information is stated in accordance with the accounting policies set out on pages 3 to 4.

BOARD OF DIRECTORS' RESPONSIBILITIES

    The board is responsible for the preparation of financial statements which give a true and fair view of the financial position of the Company and Group as at 31 March 1997 and of the results of their operations and cash flows for the year ended 31 March 1997.

AUDITORS' RESPONSIBILITIES

    It is our responsibility to express, on a test basis, evidence relevant to the amounts and disclosures in the financial statements. It also includes assessing:

    - The significant estimates and judgements made by the Board in the preparation of the financial statements, and

    - Whether the accounting policies are appropriate to the Company and Group circumstances, consistently applied and adequately disclosed.

    We conducted our audit in accordance with generally accepted auditing standards in New Zealand. We planned and performed our audit so as to obtain all the information and explanations which we considered necessary. We obtained sufficient evidence to give reasonable assurance that the financial statements are free from material misstatements, whether caused by fraud or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

    Other than in our capacity as auditors we have no relationship with, or interests in, the Company or any of its subsidiaries.

UNQUALIFIED OPINION

    We have obtained all the information and explanations we have required.

    In our opinion:

    - Proper accounting records have been kept by the Company as far as appears from our examination of those records: and

    - The financial statements on pages 3 to 25.

    - Comply with generally accepted accounting practice; and

    - Give a true and fair view of the financial position of the Company and Group as at 31 March 1997 and the results of their operations and cash flows for the year ended on that date.

    Our audit was completed on 30 May 1997 and our unqualified opinion is expressed as at that date.

GRANT THORNTON
AUCKLAND
30 May 1997

ITEM 7--FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

23.1       Consent of Price Waterhouse LLP

23.2       Consent of Ernst & Young LLP

23.3       Consents of Hertz, Herson & Co. LLP

23.5       Consent of KPMG Peat Marwick LLP

23.6       Consent of Ernst & Young

23.7       Consent of BDO Seidman LLP

23.8       Consent of Parent, McLaughlin & Nangle

23.9       Consent of Rubin, Koehmstedt & Nadler, PLC

23.10      Consent of Deloitte Touche LLP

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U.S. OFFICE PRODUCTS COMPANY

Dated: November 20, 1997        By:  /s/ MARK D. DIRECTOR
                                     -----------------------------------------
                                     Mark D. Director
                                     CHIEF ADMINISTRATIVE OFFICER,
                                     GENERAL COUNSEL AND SECRETARY

                                 EXHIBIT INDEX

   EXHIBIT                                                  DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------------

      23.1   Consent of Price Waterhouse LLP

      23.2   Consent of Ernst & Young LLP

      23.3   Consents of Hertz, Herson & Co. LLP

      23.5   Consent of KPMG Peat Marwick LLP

      23.6   Consent of Ernst & Young LLP

      23.7   Consent of BDO Seidman LLP

      23.8   Consent of Parent, McLaughlin & Nangle

      23.9   Consent of Rubin, Koehmstedt & Nadler, PLC

     23.10   Consent of Deloitte Touche LLP